                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4363
                                  ----------------------------------------------

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                   64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  3-31
                        --------------------------------------------------------

Date of reporting period:  3-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                                                March 31, 2007

[photo of spring]

Ginnie Mae Fund
Government Bond Fund
Inflation-Adjusted Bond Fund
Short-Term Government Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century(R) Ginnie Mae, Government Bond, Inflation-Adjusted Bond, and Short-Term
Government funds for the 12 months ended March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and
Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial Officer
Jonathan Thomas was appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America,
Boston Financial Services, and Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service --
American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

GINNIE MAE

GOVERNMENT BOND

INFLATION-ADJUSTED BOND

SHORT-TERM GOVERNMENT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of David MacEwen]

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED-INCOME

FED PAUSE TRIGGERED BOND RALLY

     U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in
     August 2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

     During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

     The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively. Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65%
     on two- and 10-year Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

     Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities. Mortgage-backed securities (MBS) also outperformed the broad market. Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns For the 12 months ended March 31, 2007

TREASURY SECURITIES
3-Month Bill                                               5.10%
2-Year Note                                                4.97%
5-Year Note                                                5.60%
10-Year Note                                               5.82%
30-Year Bond                                               5.39%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                      11.58%
Corporate (investment-grade)                               7.10%
Fixed-Rate Mortgage-Backed                                 6.94%
Aggregate (multi-sector)                                   6.59%
Agency                                                     6.14%
Treasury                                                   5.87%
Treasury Inflation-Protected (TIPS)                        5.30%

------

PERFORMANCE
Ginnie Mae

Total Returns as of March 31, 2007
-------------------------------------------------------------------------------------------------
                                                   Average Annual Returns
                                               ------------------------------
                                                                         Since        Inception
                                1 year      5 years      10 years      Inception         Date
-------------------------------------------------------------------------------------------------

INVESTOR CLASS                  5.69%        4.12%        5.52%          7.22%         9/23/85

CITIGROUP GNMA INDEX(1)         6.24%        4.88%        6.27%        8.06%(2)           --

CITIGROUP 30-YEAR GNMA INDEX    6.23%        4.89%        6.27%        8.08%(2)           --

Advisor Class                   5.42%        3.86%          --           4.87%         10/9/97

C Class                         4.64%        3.18%          --           3.33%         6/15/01

(1)  In August of 2006, the fund's benchmark changed from the Citigroup 30-Year
     GNMA Index to the Citigroup GNMA Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

(2)  Since 9/30/85, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Ginnie Mae

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 1997

One-Year Returns Over 10 Years
-------------------------------------------------------------------------------------------------------------------------
Periods ended March 31
                     1998       1999      2000        2001       2002      2003      2004       2005      2006      2007
-------------------------------------------------------------------------------------------------------------------------
Investor Class      10.21%     5.66%      2.01%      11.70%     5.43%     8.03%      2.43%     2.11%     2.47%      5.69%

Citigroup GNMA
Index               10.87%     6.29%      2.95%      11.93%     6.57%     8.42%      3.79%     2.96%     3.11%      6.24%

Citigroup
30-Year GNMA
Index               10.92%     6.26%      2.96%      11.93%     6.58%     8.41%      3.77%     2.98%     3.14%      6.23%
-------------------------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Ginnie Mae

Portfolio Managers: Hando Aguilar, Dan Shiffman, and Bob Gahagan

PERFORMANCE SUMMARY

     Ginnie Mae returned 5.69%* for the 12 months ended March 31, 2007. By comparison, its benchmark, the Citigroup GNMA Index, returned 6.24% and the
     Citigroup 30-Year GNMA Index returned 6.23%. It's important to note that index returns, unlike the portfolio's, are not reduced by operating expenses.

     On an absolute basis, the fund and its benchmark enjoyed the best fiscal-year returns since the 12 months ended March 31, 2003, the turbulent period leading up to and including the start of the war in Iraq. The
     Federal Reserve's (the Fed's) interest-rate pause and a strong bond rally that began in the third quarter of 2006 helped produce favorable fiscal-year results. On a relative basis, security selection added value to the portfolio, while yield-curve positioning detracted slightly from overall performance.

MORTGAGE-MARKET REVIEW

     Mortgage-backed securities (MBS) outperformed the broad taxable investment-grade market during the fiscal year (see sector returns on page
     2). But not all MBS returns were equal. Early in the period, the strong overseas demand for Ginnie Maes that dominated in 2005 waned as fundamentally rich valuations made the sector less attractive. Foreign investors began to diversify into Freddie Mac and Fannie Mae MBS, causing them to outperformed Ginnie Maes during the 12 months.

MORTGAGE REFINANCING ACTIVITY WAS SLUGGISH

     One positive factor for all MBS was that rising interest rates helped keep mortgage refinancing activity subdued by historical standards. Between
     March 28 and June 29, 2006, the Federal Reserve raised short-term interest rates by 75 basis points, helping to push the average rate on fixed-rate
     30-year mortgages as high as 6.86%. The Fed held rate steady thereafter, but refinancing activity remained slow. Modest prepayment activity is generally good for funds like Ginnie Mae -- rapid prepayments necessitate the reinvestment of fund assets into usually lower-yielding securities.

PORTFOLIO STRATEGY

     By the end of September 2006, the bond market's consensus opinion was that the Fed's next move would be to cut, not raise, interest rates. We initiated a curve steepening strategy, using two- and 10-year Treasury futures, but didn't derive much benefit from it until late in the reporting period as the Treasury yield curve stubbornly remained flat or inverted
     (yields on short-term Treasurys were higher than those of longer-term
     Treasurys). It wasn't until the first quarter of 2007 that the curve steepened.

Portfolio at a Glance
------------------------------------------------------------------------------
                                                  As of            As of
                                                 3/31/07          3/31/06
------------------------------------------------------------------------------
Average Duration (effective)                    3.9 years        4.1 years

Average Life                                    6.3 years        6.5 years
------------------------------------------------------------------------------

Yields as of March 31, 2007
------------------------------------------------------------------------------
30-Day SEC Yield
------------------------------------------------------------------------------
Investor Class                                                     4.82%
Advisor Class                                                      4.56%
C Class                                                            3.81%

*All fund returns referenced in this commentary are for Investor Class shares.

------

Ginnie Mae

     We continued to take advantage of sector rotation opportunities between the
     GNMA I and GNMA II markets when we felt it would benefit performance. (The
     GNMA I market offers pools of GNMAs with a single issuer, while the GNMA II market offers pools with multiple issuers. Depending on market and economic conditions, the prepayment and convexity characteristics of one of these two markets may be more attractive than the other.) For the most part, we felt that GNMA Is offered better performance potential than GNMA IIs, resulting in an overweight in GNMA Is compared with the benchmark (61% in the portfolio versus 58% in the index, on March 31, 2007).

     We continued to add incremental return to the portfolio via our cash-management use of floating-rate discount agency notes and short-duration GNMA CMO floaters.

STARTING POINT FOR NEXT REPORTING PERIOD

     "We've recently been selling premium [higher]-coupon Ginnie Maes, because we feel they'll be more vulnerable to servicer buyout activity if the Fed raises interest rates," says portfolio manager Hando Aguilar. (A servicer buyout occurs when a mortgage servicer exercises its right to buy back a severely delinquent FHA/VA loan, causing a prepayment to the GNMA pool at par). "We're keeping an eye on a bill currently in Congress that could lead to a more level playing field between the Ginnie Mae market and Fannie Maes and Freddie Macs -- and would likely lead to increased issuance of Ginnie
     Maes." As of March 31, 2007, we planned to maintain the portfolio's curve-steepening bias, and to continue to trade between the GNMA I and II markets when conditions are favorable.

Types of Investments in Portfolio
-----------------------------------------------------------------------
                                  % of fund         % of fund
                                 investments       investments
                                    as of             as of
                                   3/31/07           9/30/06

U.S. Government Agency
Mortgage-Backed
Securities (all GNMAs)             74.4%             73.0%

U.S. Government Agency
Collateralized Mortgage
Obligations (all GNMAs)            14.8%             11.5%

U.S. Government
Agency Securities                   6.9%              9.1%

U.S. Treasury Securities            --                1.1%

Temporary Cash
Investments                         3.9%              5.3%

-----------------------------------------------------------------------

------

SCHEDULE OF INVESTMENTS
Ginnie Mae

MARCH 31, 2007

Principal Amount                                                  Value
------------------------------------------------------------------------------

U.S. Government Agency Mortgage-Backed Securities(1) -- 95.8%

  $150,500,000  GNMA, 5.50%, settlement date 4/20/07(2)       $ 149,700,543
   109,000,000  GNMA, 6.00%, settlement date 4/19/07(2)         110,260,312
   118,500,000  GNMA, 6.00%, settlement date 4/20/07(2)         120,055,312
   193,132,000  GNMA, 5.00%, 6/15/33 to 5/20/36(3)              188,042,358
   436,417,212  GNMA, 5.50%, 4/15/33 to 6/20/36(3)              434,251,982
   163,458,369  GNMA, 6.00%, 7/20/16 to 3/15/37(3)              165,641,589
    50,003,750  GNMA, 6.50%, 6/15/23 to 4/15/32                  51,467,908
    17,009,604  GNMA, 7.00%, 9/15/08 to 12/20/29                 17,785,463
       184,200  GNMA, 7.25%, 9/15/22 to 6/15/23                     190,553
    13,687,018  GNMA, 7.50%, 5/20/08 to 11/15/31                 14,293,793
       152,118  GNMA, 7.65%, 6/15/16 to 12/15/16                    159,115
       170,022  GNMA, 7.75%, 10/15/22 to 6/20/23                    178,958
       272,515  GNMA, 7.77%, 4/15/20 to 6/15/20                     287,611
        37,863  GNMA, 7.85%, 9/20/22                                 39,913
        16,266  GNMA, 7.89%, 9/20/22                                 17,164
       155,746  GNMA, 7.98%, 6/15/19 to 6/15/19                     164,979
     3,714,856  GNMA, 8.00%, 11/15/07 to 7/20/30                  3,939,846
       208,977  GNMA, 8.15%, 1/15/20 to 2/15/21                     223,207
       914,285  GNMA, 8.25%, 4/15/08 to 5/15/27                     973,421
        58,248  GNMA, 8.35%, 11/15/20                                62,482
     3,331,681  GNMA, 8.50%, 7/15/08 to 12/15/30                  3,584,124
       271,324  GNMA, 8.75%, 1/15/17 to 7/15/27                     291,056
     2,571,739  GNMA, 9.00%, 8/15/08 to 1/15/25                   2,742,911
       376,421  GNMA, 9.25%, 8/15/16 to 8/15/26                     407,953
       880,096  GNMA, 9.50%, 6/15/09 to 7/20/25                     956,323
       153,754  GNMA, 9.75%, 8/15/17 to 11/20/21                    169,605
       178,546  GNMA, 10.00%, 11/15/09 to 1/15/22                   198,720

Principal Amount                                                  Value
------------------------------------------------------------------------------

      $ 81,408  GNMA, 10.25%, 5/15/12 to 2/15/19                    $89,494
       102,483  GNMA, 10.50%, 3/15/14 to 7/15/19                    114,504
         6,997  GNMA, 10.75%, 12/15/09                                7,424
       223,840  GNMA, 11.00%, 12/15/09 to 6/15/20                   245,965
         2,654  GNMA, 11.25%, 2/20/16                                 2,962
        43,925  GNMA, 11.50%, 2/15/13 to 8/20/19                     48,905
        24,170  GNMA, 12.00%, 10/15/10 to 12/15/12                   26,595
        14,431  GNMA, 12.25%, 2/15/14 to 5/15/15                     16,004
        65,261  GNMA, 12.50%, 5/15/10 to 12/15/13                    71,880
       114,186  GNMA, 13.00%, 1/15/11 to 8/15/15                    128,148
        50,564  GNMA, 13.50%, 5/15/10 to 9/15/14                     57,101
         8,047  GNMA, 13.75%, 8/15/14                                 9,097
         3,595  GNMA, 14.00%, 6/15/11 to 7/15/11                      4,072
        34,111  GNMA, 14.50%, 10/15/12 to 12/15/12                   38,986
        39,704  GNMA, 15.00%, 7/15/11 to 10/15/12                    45,620
         4,807  GNMA, 16.00%, 12/15/11                                5,579
                                                              -------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $1,280,579,540)                                        1,266,999,537
                                                            --------------

U.S. Government Agency Collateralized Mortgage Obligations(1) -- 19.1%

     5,833,535  GNMA, Series 1998-6,
                Class FA, VRN, 5.83%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.51% with a cap of 9.00%                         5,898,112
       734,459  GNMA, Series 1998-17,
                Class F, VRN, 5.82%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.50% with no caps                                  743,076
       467,395  GNMA, Series 2000-22,
                Class FG, VRN, 5.52%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.20% with no caps                                  467,946
     3,397,472  GNMA, Series 2001-59,
                Class FD, VRN, 5.82%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.50% with no caps                                3,443,413

------

Ginnie Mae

Principal Amount                                                  Value
------------------------------------------------------------------------------

   $ 6,957,343  GNMA, Series 2001-62,
                Class FB, VRN, 5.82%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.50% with no caps                              $ 7,050,307
     3,958,513  GNMA, Series 2002-13,
                Class FA, VRN, 5.82%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.50% with a cap of 8.50%                         4,003,593
     7,033,260  GNMA, Series 2002-24,
                Class FA, VRN, 5.82%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.50% with a cap of 8.50%                         7,100,730
     2,259,739  GNMA, Series 2002-29,
                Class FA SEQ, VRN, 5.67%,
                4/20/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 9.00%                         2,275,460
     1,887,943  GNMA, Series 2002-31,
                Class FW, VRN, 5.72%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.40% with a cap of 8.50%                         1,903,854
    24,697,887  GNMA, Series 2002-50,
                Class PD, 6.00%, 5/20/31                         24,872,921
     9,110,934  GNMA, Series 2002-57,
                Class PD, 6.00%, 6/20/31                          9,170,382
     1,791,144  GNMA, Series 2002-60,
                Class PE, 6.00%, 7/20/31                          1,801,730
     7,567,711  GNMA, Series 2003-7,
                Class FA, VRN, 5.77%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.45% with no caps                                7,639,173
       918,332  GNMA, Series 2003-10,
                Class JC, 6.00%, 4/20/30                            923,340
       139,242  GNMA, Series 2003-12,
                Class ON, 4.00%, 2/16/28                           138,507
     1,422,762  GNMA, Series 2003-14,
                Class F, VRN, 5.67%,
                4/20/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with no caps                                1,428,096
     3,645,178  GNMA, Series 2003-42,
                Class FW, VRN, 5.67%,
                4/20/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 7.00%                         3,660,557
    28,066,818  GNMA, Series 2003-46,
                Class PA, 5.00%, 5/20/29                         27,920,842
    31,036,822  GNMA, Series 2003-55,
                Class PG, 5.00%, 6/20/29                         30,867,361

Principal Amount                                                  Value
------------------------------------------------------------------------------

  $ 16,984,384  GNMA, Series 2003-105,
                Class A SEQ, 4.50%,
                11/16/27                                       $ 16,766,135
     5,739,383  GNMA, Series 2004-11,
                Class UC, 5.00%, 4/16/26                          5,714,446
     4,798,770  GNMA, Series 2004-39,
                Class XF SEQ, VRN, 5.57%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.25% with a cap of 7.50%                         4,808,003
     1,303,090  GNMA, Series 2004-42,
                Class AB SEQ, 6.00%,
                3/20/32                                           1,302,009
     3,425,917  GNMA, Series 2004-46,
                Class QH, 4.50%, 4/20/25                          3,412,415
    42,399,532  GNMA, Series 2004-53,
                Class FB SEQ, VRN, 5.72%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.40% with a cap of 7.50%(3)                     42,726,643
    19,902,793  GNMA, Series 2004-82,
                Class DM, 5.00%, 10/20/27                        19,794,542
    16,208,512  GNMA, Series 2005-24,
                Class F, VRN, 5.52%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.20% with a cap of 7.00%                        16,209,015
       299,729  GNMA, Series 2006-27,
                Class QA, 6.00%, 10/20/23                           299,103
                                                             --------------

TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $252,128,122)                                             252,341,711
                                                             --------------

U.S. Government Agency Securities -- 6.5%

    20,000,000  FFCB, VRN, 5.21%, 4/3/07,
                resets monthly off the
                1-month LIBOR minus
                0.11% with no caps(3)                            20,007,781
    32,000,000  FFCB, VRN, 5.22%, 4/20/07
                to 4/22/07, resets monthly
                off the 1-month LIBOR
                minus 0.10% with no caps(3)                      32,003,772
    14,425,000  FFCB, VRN, 5.25%, 4/24/07,
                resets monthly off the
                1-month LIBOR minus
                0.075% with no caps(3)                           14,430,034
    20,700,000  FFCB, VRN, 5.26%, 4/9/07
                to 4/15/07, resets monthly
                off the 1-month LIBOR
                minus 0.06% with no caps(3)                      20,703,934
                                                             --------------

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $87,126,481)                                               87,145,521
                                                             --------------

------

Ginnie Mae

Principal Amount                                                  Value
------------------------------------------------------------------------------

Short-Term U.S. Government Agency Securities -- 2.3%

  $ 15,000,000  FHLB, 4.875%, 8/22/07(3)                       $ 14,978,940
    15,000,000  FHLMC, 5.00%, 9/17/07(3)                         14,984,400
                                                             --------------

TOTAL SHORT-TERM U.S. GOVERNMENT AGENCY SECURITIES
(Cost $29,966,086)                                               29,963,340
                                                             --------------

Temporary Cash Investments -- 5.0%

    40,579,000  FNMA Discount Notes, 5.00%, 4/2/07(3)(4)         40,579,000

Principal Amount                                                  Value
------------------------------------------------------------------------------

Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 6.125%, 8/15/07,
valued at $26,087,702), in a joint trading
account at 5.05%, dated 3/30/07, due
4/2/07 (Delivery value $25,590,765)                            $ 25,580,000
                                                             --------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $66,153,364)                                               66,159,000
                                                             --------------

TOTAL INVESTMENT SECURITIES -- 128.7%
(Cost $1,715,953,593)                                         1,702,609,109
                                                             --------------

OTHER ASSETS AND LIABILITIES -- (28.7)%                        (379,520,634)
                                                             --------------

TOTAL NET ASSETS -- 100.0%                                   $1,323,088,475
                                                             ==============

Futures Contracts
--------------------------------------------------------------------------------------------------------------------
Contracts Purchased                   Expiration Date     Underlying Face Amount at Value     Unrealized Gain Loss)
--------------------------------------------------------------------------------------------------------------------

1,210 U.S. Treasury 2-Year Notes      June 2007                $247,917,656                       $249,652
                                                               ============                       ========

--------------------------------------------------------------------------------------------------------------------
Contracts Sold                       Expiration Date      Underlying Face Amount at Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------------------------------------------

567 U.S. Treasury 10-Year Notes      June 2007                  $61,306,875                       $101,763
                                                                ===========                       ========

Notes to Schedule of Investments
------------------------------------------------------------------------------
FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1)  Final maturity indicated, unless otherwise noted.

(2)  Forward commitment.

(3)  Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts.

(4)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Government Bond

Total Returns as of March 31, 2007
----------------------------------------------------------------------------------------------------------
                                                               Average Annual Returns
                                                      ---------------------------------------
                                                                                    Since        Inception
                                             1 year     5 years     10 years      Inception         Date
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS                               5.95%       4.74%        5.80%         7.60%         5/16/80

CITIGROUP TREASURY/MORTGAGE INDEX            6.44%       5.04%        6.31%         --(1)            --

Advisor Class                                5.69%       4.48%         --           5.14%         10/9/97

Performance information prior to September 3, 2002, is that of the American
Century Treasury Fund, all of the net assets of which were acquired by
Government Bond pursuant to a plan of reorganization approved by Treasury shareholders on August 2, 2002.

(1) Index data not available prior to 1982.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 1997

One-Year Returns Over 10 Years
--------------------------------------------------------------------------------------------------------
Periods ended March 31

                        1998    1999    2000     2001    2002     2003    2004    2005     2006    2007
--------------------------------------------------------------------------------------------------------
Investor Class         11.04%   6.09%   1.51%   13.17%   3.01%   13.17%   2.42%   0.50%    2.17%   5.95%

Citigroup Treasury/
Mortgage Index         11.73%   6.57%   2.31%   12.53%   5.17%   11.06%   4.21%   1.33%    2.44%   6.44%
--------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Government Bond

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, and Dan Shiffman

PERFORMANCE SUMMARY

     Government Bond returned 5.95%* for the 12 months ended March 31, 2007, while its benchmark -- the Citigroup Treasury/Mortgage Index -- returned
     6.44%. It's important to note when comparing fund and index returns that index returns are not reduced by operating expenses.

     On an absolute basis, the fund and its benchmark enjoyed the best fiscal-year returns since the 12 months ended March 31, 2003, the turbulent period leading up to and including the start of the war in Iraq. The
     Federal Reserve's (the Fed's) interest-rate pause and a strong bond rally that began in the third quarter of 2006 helped produce favorable fiscal-year results. On a relative basis, performance variations between bond sectors, sector allocation decisions, and duration positioning all contributed to portfolio performance versus the benchmark.

SECTOR COMPOSITION OF THE PORTFOLIO AND THE BENCHMARK

     Government Bond's benchmark serves as more of a target for duration decisions (duration measures a portfolio's sensitivity to interest rate changes) than for bond sector allocation. We base the portfolio's allocations more on a 33% Treasury, 33% government agency, and 33%
     mortgage-backed securities (MBS) model, than on the benchmark's allocations
     (which are typically roughly 40% Treasury and 60% MBS). We vary from this
     33/33/33 model depending on where we see the most value in the market.

     To increase diversification and opportunities for adding value, the portfolio can also hold Treasury Inflation-Protected Securities (TIPS), and securitized assets other than MBS, including asset-backed securities (ABS
     -- securities backed by payments from credit card debt, auto loans, and home-equity lines of credit) and commercial mortgage-backed securities
     (CMBS). (See the portfolio's sector composition in the table on page 12.)

PORTFOLIO STRATEGY

     Our strategy to underweight Treasurys and overweight "spread product"
     (typically higher-yielding, non-Treasury securities such as agencies and
     MBS) enhanced performance as spreads tightened to near-historic levels.
     Specifically, the portfolio's holdings in collateralized mortgage obligations and conventional mortgage-backed securities (such as Fannie
     Maes and Freddie Macs) benefited results.

Portfolio at a Glance
----------------------------------------------------------------------------
                                 As of            As of
                                3/31/07          3/31/06
----------------------------------------------------------------------------
Average Duration
(effective)                    4.1 years        4.1 years

Average Life                   6.2 years        6.7 years
----------------------------------------------------------------------------

Yields as of March 31, 2007
----------------------------------------------------------------------------
30-Day SEC Yield
----------------------------------------------------------------------------
Investor Class                                  4.62%

Advisor Class                                   4.37%
---------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

------

Government Bond

     Duration also played a positive role in Government Bond's relative performance. Early in the period, we positioned the portfolio more conservatively, with its duration about half a year shorter than the benchmark's. This helped buffer Government Bond's returns to some degree when the bond market suffered declines during the second quarter of 2006.
     During the next three months, from July through September, we lengthened duration to nearly neutral to that of the benchmark. This helped the portfolio achieve better results when the bond market rallied sharply in the third quarter. By the end of the period, Government Bond's duration
     (4.1 years) was slightly short of the benchmark's (4.2 years).

     Our overweight position in TIPS didn't contribute much to relative performance until the first quarter of 2007. For most of the reporting period, as long-term inflation fears waned, TIPS underperformed the conventional Treasury market. However, when inflation concerns reemerged in early 2007, TIPS offered stronger results than almost any other sector of the bond market.

     Similarly, we didn't derive much benefit from a yield curve-steepening bias that we put in place (using two-year and 10-year Treasury futures) until near the end of the reporting period. For most of the period, the Treasury yield curve was flat or inverted (yields on short-term Treasurys were higher than those of longer-term Treasurys). It wasn't until the first quarter of 2007 that the curve steepened.

STARTING POINT FOR NEXT REPORTING PERIOD

     "We have begun to reduce the portfolio's exposure to spread product," says
     Fixed-Income CIO Dave MacEwen. "Spreads are historically tight and we believe that risk has been mispriced in the market." As of March 31, 2007, we continued to see potential in our yield-curve positioning and sector allocation, and expect to maintain our TIPS exposure as long as core inflation stays elevated above the Fed's 1-2% comfort zone.

Types of Investments in Portfolio
----------------------------------------------------------------------------------------------
                                                                  % of fund         % of fund
                                                                 investments       investments
                                                                    as of             as of
                                                                   3/31/07           9/30/06
----------------------------------------------------------------------------------------------

U.S. Government Agency Mortgage-Backed Securities                   24.7%             25.5%
U.S. Government Agency Collateralized Mortgage Obligations          18.3%             19.3%
U.S. Government Agency Securities                                   16.6%             21.2%
U.S. Treasury Securities                                            16.0%             15.2%
U.S. Government Agency Asset-Backed Securities                      2.1%               2.7%
Temporary Cash Investments                                          4.0%               2.5%
Temporary Cash Investments - Securities Lending Collateral          18.3%             13.6%

------

SCHEDULE OF INVESTMENTS
Government Bond

MARCH 31, 2007

Principal Amount                                                  Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 34.9%

   $ 5,593,983  FHLMC, 4.50%, 1/1/19(2)                         $ 5,432,339
     6,932,296  FHLMC, 5.50%, 10/1/34                             6,873,247
    25,961,000  FNMA, 5.50%, settlement
                date 4/12/07(3)                                  25,693,290
    34,503,486  FNMA, 6.00%, settlement
                date 4/12/07(3)                                  34,762,267
    27,700,000  FNMA, 6.50%, settlement
                date 4/12/07(3)                                  28,262,642
    20,553,156  FNMA, 4.50%, 5/1/19(2)                           19,931,238
     1,737,818  FNMA, 5.00%, 9/1/20(2)                            1,714,955
       890,036  FNMA, 6.50%, 3/1/32(2)                              915,342
       791,210  FNMA, 7.00%, 6/1/32(2)                              824,749
     1,166,710  FNMA, 6.50%, 8/1/32(2)                            1,202,112
    12,806,513  FNMA, 5.50%, 7/1/33(2)                           12,705,572
    13,024,981  FNMA, 5.00%, 11/1/33(2)                          12,621,376
     3,124,476  FNMA, 5.50%, 9/1/34                               3,098,037
    19,609,110  FNMA, 5.50%, 10/1/34(2)                          19,443,178
    10,960,000  FNMA, 5.00%, 8/1/35(2)                           10,603,132
     5,059,266  FNMA, 5.00%, 2/1/36(2)                            4,894,532
                                                              -------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $190,559,492)                                             188,978,008
                                                              -------------

U.S Government Agency Collateralized Mortgage Obligations(1) -- 25.9%

     2,276,192  FHLMC, Series 2560,
                Class FG SEQ, VRN, 5.82%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.50% with a cap of 8.50%                         2,291,681
     4,606,291  FHLMC, Series 2625,
                Class FJ SEQ, VRN, 5.62%,
                4/15/07, resets monthly off
                the 1-month LIBOR plus
                0.30% with a cap of 7.50%(2)                      4,615,195
     4,845,606  FHLMC, Series 2779,
                Class FM SEQ, VRN, 5.67%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 7.50%                         4,877,572
    10,974,461  FHLMC, Series 2780,
                Class BD SEQ, 4.50%,
                10/15/17(2)                                      10,861,654
    11,585,159  FHLMC, Series 2812,
                Class EF SEQ, VRN, 5.72%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.40% with a cap of 7.50%                        11,642,089

Principal Amount                                                  Value
------------------------------------------------------------------------------

   $ 7,185,394  FHLMC, Series 2831, Class AF,
                VRN, 5.62%, 4/15/07, resets
                monthly off the 1-month
                LIBOR plus 0.30% with a cap
                of 7.50%                                        $ 7,227,170
     6,249,961  FHLMC, Series 2836,
                Class ND, 4.00%, 7/15/13(2)                       6,180,780
    12,753,236  FHLMC, Series 2855,
                Class FK SEQ, VRN, 5.67%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 7.50%                        12,796,406
     5,906,851  FHLMC, Series 2892,
                Class A, 5.00%, 5/15/21(2)                        5,878,551
     4,491,721  FHLMC, Series 2900,
                Class PA, 4.50%, 3/15/14(2)                       4,459,372
     4,744,794  FNMA, Series 2002-5,
                Class PJ, 6.00%, 10/25/21                         4,816,934
     4,503,504  FNMA, Series 2003-42,
                Class FK, VRN, 5.72%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.40% with a cap of 7.50%(2)                      4,545,945
     8,473,443  FNMA, Series 2003-43,
                Class LF, VRN, 5.67%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 8.00%                         8,527,173
     7,406,122  FNMA, Series 2003-52,
                Class KF SEQ, VRN, 5.72%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.40% with a cap of 7.50%(2)                      7,457,699
     7,357,642  FNMA, Series 2003-84,
                Class AL, 4.00%, 4/25/13(2)                       7,289,113
    18,000,000  FNMA, Series 2003-92,
                Class PD, 4.50%, 3/25/17(2)                      17,652,383
     4,522,675  FNMA, Series 2003-124,
                Class PB, 4.00%, 3/25/31(2)                       4,493,029
     6,700,716  FNMA, Series 2004 W5,
                Class F1, VRN, 5.77%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.45% with a cap of 7.50%                         6,745,738
     7,798,305  FNMA, Series 2005-63,
                Class HA SEQ, 5.00%, 4/25/23(2)                   7,739,896
                                                              -------------

TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $139,697,527)                                             140,098,380
                                                              -------------

------

Government Bond

Principal Amount                                                  Value
------------------------------------------------------------------------------

U.S. Government Agency Securities -- 23.5%

   $ 4,000,000  FHLB, 4.625%, 2/1/08(2)                         $ 3,984,432
    42,800,000  FHLB, 5.00%, 10/13/11(2)                         43,108,802
     8,800,000  FHLMC, 5.00%, 9/16/08(2)                          8,813,948
    10,400,000  FHLMC, 5.75%, 1/15/12(2)(4)                      10,806,827
     9,595,000  FHLMC, 4.75%, 1/19/16(2)(4)                       9,452,601
    10,000,000  FHLMC, 5.875%, 5/23/16(2)                        10,250,020
     4,700,000  FNMA, 4.75%, 8/3/07(2)                            4,692,151
    14,800,000  FNMA, 6.625%, 9/15/09(2)                         15,407,836
     5,200,000  FNMA, 4.375%, 7/17/13(2)                          5,043,251
    15,600,000  FNMA, 5.80%, 2/9/26(2)                           15,615,335
                                                              -------------

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $126,793,071)                                             127,175,203
                                                              -------------

U.S. Treasury Securities -- 22.7%

    31,720,000  U.S. Treasury Bonds,
                8.125%, 8/15/21(2)(4)                            42,222,301
    10,700,000  U.S. Treasury Bonds,
                7.125%, 2/15/23(2)(4)                            13,287,228
    17,060,010  U.S. Treasury Inflation Indexed
                Notes, 2.375%, 1/15/17(2)(4)                     17,317,923
    19,572,000  U.S. Treasury Notes,
                4.625%, 10/31/11(2)(4)                           19,642,342
    15,705,000  U.S. Treasury Notes,
                4.625%, 2/29/12(2)(4)                            15,768,197
     7,800,000  U.S. Treasury Notes,
                4.25%, 8/15/14(2)(4)                              7,627,246
     2,657,000  U.S. Treasury Notes,
                4.875%, 8/15/16(2)(4)                             2,699,969
     4,000,000  U.S. Treasury Notes,
                4.625%, 11/15/16(2)(4)                            3,989,532
                                                              -------------

TOTAL U.S. TREASURY SECURITIES
(Cost $122,305,107)                                             122,554,738
                                                              -------------

U.S. Government Agency Asset-Backed Securities(1) -- 3.0%

     3,102,741 FHLMC, Series T19, Class A,
               VRN, 5.66%, 4/25/07, resets
               monthly off the 1-month
               LIBOR plus 0.17% with
               no caps                                            3,104,854
     3,588,396 FHLMC, Series T20, Class A7,
               VRN, 5.62%, 4/25/07, resets
               monthly off the 1-month
               LIBOR plus 0.15% with
               no caps                                            3,591,328
     7,540,939 FHLMC, Series T21, Class A,
               VRN, 5.68%, 4/25/07, resets
               monthly off the 1-month
               LIBOR plus 0.18% with
               no caps(2)                                         7,546,217

Principal Amount                                                  Value
------------------------------------------------------------------------------

   $ 1,105,862 FHLMC, Series T34, Class A1V,
               VRN, 5.56%, 4/25/07, resets
               monthly off the 1-month
               LIBOR plus 0.12% with
               no caps                                          $ 1,106,496
       986,422 FHLMC, Series T35, Class A,
               VRN, 5.60%, 4/25/07, resets
               monthly off the 1-month
               LIBOR plus 0.14% with
               no caps(2)                                           987,058
                                                              -------------

TOTAL U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES
(Cost $16,335,097)                                               16,335,953
                                                              -------------

Temporary Cash Investments -- 5.7%

    30,535,000  FNMA Discount Notes, 5.00%,
                4/2/07(2)(5)                                     30,535,000
(Cost $30,530,759)
                                                              -------------

Temporary Cash Investments - Securities
Lending Collateral(6) -- 25.9%

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.43%, dated 3/30/07,
due 4/2/07 (Delivery value $20,009,050)                          20,000,000

Repurchase Agreement, Citigroup Global
Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.38%,
dated 3/30/07, due 4/2/07 (Delivery value
$45,158,636)                                                     45,138,399

Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.44%,
dated 3/30/07, due 4/2/07 (Delivery value
$50,022,667)                                                     50,000,000

Repurchase Agreement, Lehman Brothers
Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.44%,
dated 3/30/07, due 4/2/07 (Delivery value
$25,011,333)                                                     25,000,000
                                                              -------------

TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $140,138,399)                                             140,138,399
                                                              -------------
TOTAL INVESTMENT SECURITIES -- 141.6%
(Cost $766,359,452)                                             765,815,681
                                                              -------------
OTHER ASSETS AND LIABILITIES -- (41.6)%                        (224,813,198)
                                                              -------------
TOTAL NET ASSETS -- 100.0%                                    $ 541,002,483
                                                              =============

------

Government Bond

Futures Contracts
-------------------------------------------------------------------------------------------------------------
Contracts Purchased             Expiration Date     Underlying Face Amount at Value  Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------
   100  U.S. Long Bond             June 2007               $ 11,125,000                  $23,213

 1,140  U.S. Treasury 2-Year
        Notes                      June 2007                233,575,312                   21,909
                                                        ---------------               -------------
                                                           $244,700,312                  $45,122
                                                         ====================================================

-------------------------------------------------------------------------------------------------------------
Contracts Purchased             Expiration Date     Underlying Face Amount at Value  Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------
    41  U.S. Treasury 5-Year
             Notes                 June 2007               $  4,337,672                $  (21,874)

   974  U.S. Treasury
        10-Year Notes              June 2007                105,313,750                  (161,316)
                                                          -------------               -------------
                                                           $109,651,422                $ (183,190)
                                                          =============               =============

Swap Agreements
------------------------------------------------------------------------------------------------------------
Notional Amount  Description of Agreement                         Expiration Date    Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAPS
------------------------------------------------------------------------------------------------------------

$8,485,000       Receive semiannually a fixed rate equal to
                 5.6965% and pay quarterly a variable rate based
                 on the 3-month LIBOR with Barclays Bank plc.     November 2030        $   472,149
                                                                                       ===========

Notes to Schedule of Investments
------------------------------------------------------------------------------------------------------------

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1)  Final maturity indicated, unless otherwise noted.

(2)  Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3)  Forward commitment

(4)  Security, or a portion thereof, was on loan as of March 31, 2007.

(5)  The rate indicated is the yield to maturity at purchase.

(6)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

PERFORMANCE
Inflation-Adjusted Bond

Total Returns as of March 31, 2007
----------------------------------------------------------------------------------------------------
                                                        Average Annual Returns
                                                 ---------------------------------------
                                                                             Since        Inception
                                       1 year     5 years    10 years      Inception         Date
----------------------------------------------------------------------------------------------------
INVESTOR CLASS                          4.71%      6.70%      6.23%         5.94%         2/10/97

CITIGROUP U.S. INFLATION-LINKED
SECURITIES INDEX                        5.27%      7.40%      6.90%         6.70%(1)        --

Institutional Class                     4.92%       --         --           4.90%         10/1/02

Advisor Class                           4.37%      6.44%       --           6.30%         6/15/98

(1)  Since 2/28/97, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years
----------------------------------------------------------------------------------------------------
$10,000 investment made March 31, 1997
----------------------------------------------------------------------------------------------------

One-Year Returns Over 10 Years
------------------------------------------------------------------------------------------------------------
Periods ended March 31
                      1998     1999     2000     2001     2002     2003     2004     2005     2006     2007
------------------------------------------------------------------------------------------------------------

Investor Class       3.45%     3.37%    5.52%   12.62%    4.16%   16.42%   10.04%    2.57%    0.56%    4.71%

Citigroup U.S.
Inflation-Linked
Securities Index     3.93%     4.11%    6.39%   13.54%    4.37%   18.20%   10.83%    2.78%    0.81%    5.27%
------------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Inflation-Adjusted Bond

Portfolio Managers: Jeremy Fletcher, Bob Gahagan, and Seth Plunkett

PERFORMANCE SUMMARY

     Inflation-Adjusted Bond returned 4.71%* for the 12 months ended March 31,
     2007. By comparison, the portfolio's benchmark, the Citigroup U.S.
     Inflation-Linked Securities Index, returned 5.27%. Portfolio returns reflect operating expenses, while benchmark returns do not. The reporting-period returns for the portfolio and the benchmark represented their best fiscal-year performance since the 12 months ended March 31,
     2004, before the Federal Reserve (the Fed) started its two-year interest rate hike campaign in June 2004.

     A pause in the Fed's rate hikes, modest economic growth, stock market volatility, continued geopolitical uncertainty, and a weakening housing market boosted absolute bond returns during the reporting period, benefiting the portfolio and the benchmark (though inflation-linked bond performance lagged the broader market -- see page 2 and the next section).

INFLATION-LINKED BOND PERFORMANCE

     U.S. inflation-linked securities trailed the performance of other major taxable bond sectors during the reporting period, reflecting Fed and investor opinion that long-term inflation did not pose a threat. For the overall period, Treasury Inflation-Protected Securities (TIPS) lagged conventional Treasury securities by nearly 60 basis points (0.60%), according to Lehman Brothers (see page 2).

     Although TIPS underperformed Treasurys for most of the period, they outperformed in the first quarter of 2007 as near-term inflation fears resurfaced. Those concerns were fueled by growing investor confidence that the economic slowdown wouldn't lead to a recession and by a renewed surge in energy prices. Those factors weighed on inflation-susceptible long-term
     Treasurys and favored TIPS in the first three months of 2007.

BREAKEVEN RATES NARROWED

     TIPS breakeven rates (representing the gap between TIPS yields and the yields of their conventional Treasury counterparts, and used as a measure of long-term inflation expectations) narrowed during the 12-month period.
     The breakeven rate on five-year TIPS shrank eight basis points, while breakevens on 10-year TIPS (the largest part of the TIPS market) dropped seven basis points. Contributing factors to

Portfolio at a Glance
------------------------------------------------------------------------------
                                                 As of            As of
                                                3/31/07          3/31/06
------------------------------------------------------------------------------
Weighted Average
Maturity                                       8.7 years        10.7 years

Average Duration
(effective)                                    6.4 years        6.3 years

Yields as of March 31, 2007
------------------------------------------------------------------------------
30-Day SEC Yield
------------------------------------------------------------------------------
Investor Class                                                  5.06%

Institutional Class                                             5.26%

Advisor Class                                                   4.80%

*All fund returns referenced in this commentary are for Investor Class shares.

------

Inflation-Adjusted Bond

     the decline in breakeven rates included moderating expectations for long-term inflation, as evidenced by the Fed's rate pause, as well as a softening economy and a decline in oil prices, particularly in the second half of 2006.

     Later, when near-term inflation fears resurfaced in the first three months of 2007, breakeven rates across all maturity bands expanded, erasing some of the declines experienced during the first nine months.

PORTFOLIO STRATEGY

     Early in the reporting period, we adjusted the portfolio's maturity structure (to reflect the extension in the benchmark's weighted average maturity) by reducing our holdings of bonds maturing within five years or fewer. We also employed a Treasury overlay position (using futures contracts) that should benefit the fund when the yield curve steepens.

     When moderating economic growth supported a more bullish outlook, we conservatively extended the portfolio's duration (a measure of the portfolio's sensitivity to interest rate changes). This enabled the portfolio to benefit from bond market strength in the fall of 2006, although we gave back those gains when longer-term TIPS lost more ground than their shorter-term counterparts.

STARTING POINT FOR NEXT REPORTING PERIOD

     We continue to focus on our investment approach, which employs a consistent, repeatable framework that helps us to identify the best relative values within the U.S. inflation-linked securities universe. We actively apply a multi-step process that includes yield-curve/duration positioning, security selection, and attribution analysis.

     As the reporting period concluded, we brought duration back to a neutral position relative to the benchmark, where it had begun the reporting period. We made this change in anticipation of weakening economic conditions and moderating inflation over the longer-term.

Portfolio Composition by Effective Maturity(1)
------------------------------------------------------------------------------
                                         % of fund            % of fund
                                        investments          investments
                                           as of                as of
                                         03/31/07             09/30/06
------------------------------------------------------------------------------
0 - 5-Year Notes(2)                        30.1%                24.3%

5 - 10-Year Notes                          40.6%                45.7%

10 - 30-Year Bonds                         29.3%                30.0%
------------------------------------------------------------------------------
(1)  Excludes securities lending collateral.

(2)  Includes temporary cash investments.

------

SCHEDULE OF INVESTMENTS
Inflation-Adjusted Bond

MARCH 31, 2007

Principal Amount                                                  Value

U.S. Treasury Securities -- 89.1%

   $71,396,395  U.S. Treasury Inflation
                Indexed Bonds, 2.375%,
                1/15/25(1)                                     $ 71,881,676
    66,990,348  U.S. Treasury Inflation
                Indexed Bonds, 2.00%,
                1/15/26(1)                                       63,687,992
    33,517,902  U.S. Treasury Inflation
                Indexed Bonds, 2.375%,
                1/15/27(1)                                       33,804,648
    51,551,088  U.S. Treasury Inflation
                Indexed Bonds, 3.625%,
                4/15/28(2)                                       62,765,512
    60,321,450  U.S. Treasury Inflation
                Indexed Bonds, 3.875%,
                4/15/29(1)                                       76,589,420
    23,646,711  U.S. Treasury Inflation
                Indexed Bonds, 3.375%,
                4/15/32(1)                                       28,839,765
     2,505,360  U.S. Treasury Inflation
                Indexed Notes, 3.625%,
                1/15/08(1)                                        2,544,409
    45,658,000  U.S. Treasury Inflation
                Indexed Notes, 3.875%,
                1/15/09(1)                                       47,339,858
    56,895,751  U.S. Treasury Inflation
                Indexed Notes, 4.25%,
                1/15/10(1)                                       60,520,636
    40,059,750  U.S. Treasury Inflation
                Indexed Notes, 0.875%,
                4/15/10(1)                                       38,746,872
    26,743,940  U.S. Treasury Inflation
                Indexed Notes, 3.50%,
                1/15/11(2)                                       28,245,158
    20,748,860  U.S. Treasury Inflation
                Indexed Notes, 2.375%,
                4/15/11(1)                                       21,025,256
    29,575,994  U.S. Treasury Inflation
                Indexed Notes, 3.375%,
                1/15/12(1)                                       31,386,370
    25,409,517  U.S. Treasury Inflation
                Indexed Notes, 3.00%,
                7/15/12(1)                                       26,642,285
    34,268,468  U.S. Treasury Inflation
                Indexed Notes, 1.875%,
                7/15/13(2)                                       33,832,093
    69,001,380  U.S. Treasury Inflation
                Indexed Notes, 2.00%,
                1/15/14(1)(2)                                    68,349,110

Principal Amount                                                  Value
------------------------------------------------------------------------------

   $79,126,531  U.S. Treasury Inflation
                Indexed Notes, 2.00%,
                7/15/14(1)(2)                                  $ 78,384,798
    67,937,667  U.S. Treasury Inflation
                Indexed Notes, 1.625%,
                1/15/15(1)                                       65,241,425
    56,729,991  U.S. Treasury Inflation
                Indexed Notes, 1.875%,
                7/15/15(1)                                       55,473,535
    41,397,384  U.S. Treasury Inflation
                Indexed Notes, 2.00%,
                1/15/16(1)                                       40,771,580
    34,071,400  U.S. Treasury Inflation
                Indexed Notes, 2.50%,
                7/15/16(1)                                       34,972,452
    34,120,020  U.S. Treasury Inflation
                Indexed Notes, 2.375%,
                1/15/17(1)                                       34,635,846
                                                             --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $989,430,644)                                           1,005,680,696
                                                             --------------

Corporate Bonds -- 6.2%

    26,492,250  SLM Corporation,
                1.32%,1/25/10(2)                                 25,664,102
    44,877,420  Toyota Motor Credit Corp.
                Inflation Indexed Bonds,
                1.22%, 10/1/09(2)                                44,129,616
                                                             --------------
TOTAL CORPORATE BONDS
(Cost $71,376,644)                                               69,793,718
                                                             --------------

Collateralized Mortgage Obligations(3) -- 4.0%

    14,301,000  Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2002 CKN2, Class A3
                SEQ, 6.13%, 4/15/37(2)                           14,884,909
     5,400,000  Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2002 CKP1, Class B,
                6.57%, 12/15/35(2)                                5,730,599
     6,875,000  JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2002 C1, Class A3
                SEQ, 5.38%, 7/12/37(2)                            6,946,954
    17,600,000  Morgan Stanley Capital I,
                Series 2007 HQ11, Class A2
                SEQ, 5.36%, 2/20/44(2)                           17,748,157
                                                             --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $45,043,267)                                               45,310,619
                                                             --------------

------

Inflation-Adjusted Bond

Principal Amount                                                  Value
------------------------------------------------------------------------------

Temporary Cash Investments -- 0.4%
------------------------------------------------------------------------------

   $ 4,321,000  FNMA Discount Notes,
                5.00%, 4/2/07(2)(4)                             $ 4,321,000
(Cost $4,320,400)                                              ------------
------------------------------------------------------------------------------

Temporary Cash Investments - Securities Lending Collateral(5) -- 32.5%
------------------------------------------------------------------------------

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.43%, dated 3/30/07,
due 4/2/07 (Delivery value $55,024,887)                          55,000,000

Repurchase Agreement, Citigroup Global
Markets Inc., (collateralized by various
U.S. Government Agency obligations in
a pooled account at the lending agent),
5.38%, dated 3/30/07, due 4/2/07
(Delivery value $112,141,263)                                   112,091,009

Principal Amount                                                  Value
------------------------------------------------------------------------------

Repurchase Agreement, Deutsche Bank
AG, (collateralized by various
U.S. Government Agency obligations in
a pooled account at the lending agent),
5.38%, dated 3/30/07, due 4/2/07
(Delivery value $200,089,667)                                 $ 200,000,000
                                                             --------------

TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $367,091,009)                                             367,091,009
                                                             --------------
TOTAL INVESTMENT SECURITIES -- 132.2%
(Cost $1,477,261,964)                                         1,492,197,042
                                                             --------------
OTHER ASSETS AND LIABILITIES -- (32.2)%                        (363,940,681)
                                                             --------------
TOTAL NET ASSETS -- 100.0%                                   $1,128,256,361
                                                             ==============

Futures Contracts
-----------------------------------------------------------------------------------------------------------------
Contracts Purchased                 Expiration Date    Underlying Face Amount of Value     Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------
953  U.S. Treasury 2-Year Notes     June 2007                $195,260,766                       $533,919
                                                         =================================================

-----------------------------------------------------------------------------------------------------------------
Contracts Purchased                 Expiration Date    Underlying Face Amount of Value     Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------

508  U.S. Treasury 10-Year Notes    June 2007                $ 54,927,500                       $(174,940)
                                                            ==============================================

Swap Agreements
-----------------------------------------------------------------------------------------------------------------
Notional Amount    Description of Agreement                            Expiration Date     Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN

$44,200,000        Pay a fixed rate equal to 2.45% and receive the     January 2012             $490,792
                   return of the U.S. CPI Urban Consumers NSA                                 ============
                   Index upon the termination date with Barclays
                   Bank plc.

Notes to Schedule of Investments
------------------------------------------------------------------------------
CPI = Consumer Price Index

FNMA = Federal National Mortgage Association

NSA = Not Seasonally Adjusted

SEQ = Sequential Payer

(1)  Security, or a portion thereof, was on loan as of March 31, 2007.

(2)  Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(3)  Final maturity indicated, unless otherwise noted.

(4)  The rate indicated is the yield to maturity at purchase.

(5)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

PERFORMANCE
Short-Term Government

Total Returns as of March 31, 2007
--------------------------------------------------------------------------------------------------
                                                   Average Annual Returns
                                             -----------------------------------
                                                                        Since        Inception
                                  1 year     5 years     10 years     Inception         Date
--------------------------------------------------------------------------------------------------

INVESTOR CLASS                     5.02%      2.78%        4.21%         5.97%         12/15/82

CITIGROUP U.S. TREASURY/AGENCY
1- TO 3-YEAR INDEX                 5.11%      3.25%        4.87%         6.93%(1)         --

Advisor Class                      4.76%      2.52%          --          3.60%          7/8/98
--------------------------------------------------------------------------------------------------

(1)  Since 12/31/82, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 1997

One-Year Returns Over 10 Years
--------------------------------------------------------------------------------------------------------------------
Periods ended March 31
                             1998     1999     2000     2001     2002     2003     2004     2005     2006     2007
--------------------------------------------------------------------------------------------------------------------

Investor Class               6.66%    5.39%    2.51%    9.25%    4.68%    5.52%    1.40%   -0.16%    2.22%    5.02%

Citigroup U.S.
Treasury/Agency
1- to 3-Year Index           7.49%    6.09%    3.72%    9.77%    5.61%    6.71%    2.45%   -0.27%    2.41%    5.11%
--------------------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Short-Term Government

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, and Dan Shiffman

PERFORMANCE SUMMARY

     Short-Term Government returned 5.02%* for the 12 months ended March 31,
     2007. By comparison, the portfolio's benchmark, the Citigroup U.S.
     Treasury/Agency 1- to 3-year Index, returned 5.11%. It's important to note when comparing portfolio and benchmark returns that the benchmark's returns are not reduced by operating expenses.

     On an absolute basis, the fund and its benchmark enjoyed the best fiscal-year returns since the 12 months ended March 31, 2003, the turbulent period leading up to and including the start of the war in Iraq. The
     Federal Reserve's (the Fed's) interest-rate pause and a strong bond rally that began in the third quarter of 2006 boosted all sectors of the taxable investment-grade U.S. bond market, helping produce favorable fiscal-year results. On a relative basis, performance variations between bond sectors, sector allocation decisions, and duration positioning all contributed to
     Short-Term Government's performance versus the benchmark.

     The relatively short durations of the portfolio and its benchmark played a role in their absolute performance (duration measures a portfolio's sensitivity to interest rate changes). During the second quarter of 2006, when the bond market sold off, short duration was a boon. But during the third-quarter bond rally -- and ultimately for the entire 12-month period
     -- longer duration securities outperformed shorter-duration. The portfolio's and the benchmark's inherently shorter durations caused them to trail broader bond market benchmarks such as the Citigroup BIG and the
     Lehman Aggregate. In bond market rallies, shorter-maturity/duration securities underperform long-maturity/duration bonds.

SECTOR COMPOSITION OF THE PORTFOLIO

     Short-Term Government typically invests in Treasurys, government agency securities, and mortgage-backed securities (MBS). The fund may also hold up to 20% of its assets in U.S. corporate paper and non-U.S. government mortgage-backed securities, asset-backed securities (ABS -- securities backed by payments from credit card debt, auto loans, and home-equity lines of credit), commercial mortgage-backed securities (CMBS), and other fixed-income securities.

Portfolio at a Glance
------------------------------------------------------------------------------
                                                  As of            As of
                                                 3/31/07          3/31/06
------------------------------------------------------------------------------
Average Duration
(effective)                                      1.8 years        1.6 years

Average Life                                     2.2 years        2.5 years
------------------------------------------------------------------------------

Yields as of March 31, 2007
------------------------------------------------------------------------------
30-Day SEC Yield
------------------------------------------------------------------------------
Investor Class                                                    4.55%

Advisor Class                                                     4.30%
------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

------

Short-Term Government

PORTFOLIO STRATEGY

     Our strategy to underweight Treasurys and overweight "spread product"
     (typically higher-yielding, non-Treasury securities such as agencies and
     MBS) enhanced performance as spreads tightened to near-historic levels.
     Specifically, the fund's holdings in collateralized mortgage obligations and conventional mortgage-backed securities (such as Fannie Maes and
     Freddie Macs) benefited results.

     Duration positioning also played a positive role. Early in the period, we maintained a short-to-neutral duration stance versus the benchmark. This helped buffer returns to some degree from bond market declines that occurred between March and June. We lengthened the duration slightly in the third quarter of 2006, which helped the portfolio when the bond market rallied during that time. By the end of the period, Short-Term Government's duration (1.8 years) was slightly longer than that of the Citigroup index
     (1.7 years).

     Our overweight position in TIPS didn't contribute much to relative performance until the first quarter of 2007. For most of the reporting period, as long-term inflation fears waned, TIPS underperformed the conventional Treasury market. However, when inflation concerns reemerged in early 2007, TIPS offered stronger results than almost any other sector of the bond market.

     Similarly, we didn't derive much benefit from a yield curve-steepening bias that we put in place using two-year and 10-year Treasury futures. For most of the period, the Treasury yield curve was flat or inverted (yields on short-term Treasurys were higher than those of longer-term Treasurys). It wasn't until the first quarter of 2007 that the curve steepened significantly.

STARTING POINT FOR NEXT REPORTING PERIOD

     "We have begun to reduce the portfolio's exposure to spread product," says
     Fixed-Income CIO Dave MacEwen. "Spreads are historically tight and we believe that risk has been mispriced in the market." As of March 31, 2007, we continued to see potential in our yield-curve positioning and sector allocation, and expect to maintain our TIPS exposure as long as core inflation stays elevated above the Fed's 1-2% comfort zone.

Types of Investments in Portfolio
------------------------------------------------------------------------------
                                          % of fund         % of fund
                                         investments       investments
                                           as of             as of
                                          3/31/07           9/30/06
------------------------------------------------------------------------------
Collateralized
Mortgage Obligations                       37.7%             37.2%

U.S. Government
Agency Securities                          22.4%             27.6%

U.S. Government Agency
Mortgage-Backed
Securities                                 10.6%             14.4%

U.S. Treasury Securities
and Equivalents                             8.9%              9.0%

Asset-Backed Securities                     3.3%              3.7%

Temporary Cash
Investments                                 2.5%              0.6%

Temporary Cash
Investments - Securities
Lending Collateral                         14.6%              7.5%
------------------------------------------------------------------------------

------

SCHEDULE OF INVESTMENTS
Short-Term Government

MARCH 31, 2007

Principal Amount                                                  Value
------------------------------------------------------------------------------

Collateralized Mortgage Obligations(1) -- 47.0%
------------------------------------------------------------------------------

  $ 11,000,000  Banc of America Commercial
                Mortgage Inc., Series
                2004-2, Class A3 SEQ,
                4.05%, 11/10/38(2)                             $ 10,670,858
    66,092,255  Bear Stearns Commercial
                Mortgage Securities Trust
                STRIPS - COUPON, Series
                2004 T16, Class X2, VRN,
                0.93%, 4/1/07(2)                                  1,980,719
    70,151,041  Commercial Mortgage
                Acceptance Corp.
                STRIPS - COUPON, Series
                1998 C2, Class X, VRN,
                1.11%, 4/1/07(2)                                  1,687,834
     2,831,112  FHLMC, Series 2522,
                Class XA SEQ, 5.00%,
                8/15/16(2)                                        2,819,750
     1,004,155  FHLMC, Series 2552,
                Class HA SEQ, 5.00%,
                9/15/16                                           1,000,068
     9,601,631  FHLMC, Series 2624,
                Class FE SEQ, VRN, 5.62%,
                4/15/07, resets monthly off
                the 1-month LIBOR plus
                0.30% with a cap of 8.00%                         9,621,324
     7,830,695  FHLMC, Series 2625,
                Class FJ SEQ, VRN, 5.62%,
                4/15/07, resets monthly off
                the 1-month LIBOR plus
                0.30% with a cap of 7.50%(2)                      7,845,832
    25,000,000  FHLMC, Series 2631,
                Class PC, 4.50%, 3/15/16                         24,641,405
     1,836,269  FHLMC, Series 2632,
                Class TE, 2.50%, 6/15/22(2)                       1,807,884
     3,296,911  FHLMC, Series 2672,
                Class QR, 4.00%, 9/15/10                          3,234,768
     7,420,083  FHLMC, Series 2688,
                Class DE SEQ, 4.50%, 2/15/20(2)                   7,314,629
     3,072,598  FHLMC, Series 2699,
                Class TG, 4.00%, 5/15/17                          2,981,410
    12,835,500  FHLMC, Series 2709,
                Class PC, 5.00%, 9/15/18                         12,834,499
    12,331,988  FHLMC, Series 2718,
                Class FW, VRN, 5.67%,
                4/15/07, resets monthly
                off the 1-month LIBOR
                plus 0.35% with a cap of
                8.00%(2)                                         12,407,263
     6,882,268  FHLMC, Series 2743,
                Class OK, 4.00%, 4/15/21(2)                       6,814,925
     9,090,661  FHLMC, Series 2763,
                Class PB, 4.50%, 6/15/14                          9,026,345

Principal Amount                                                  Value
------------------------------------------------------------------------------

   $ 4,845,606  FHLMC, Series 2779,
                Class FM SEQ, VRN, 5.67%,
                4/16/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 7.50%                       $ 4,877,572
    18,290,769  FHLMC, Series 2780,
                Class BD SEQ, 4.50%,
                10/15/17(2)                                      18,102,759
    10,099,426  FHLMC, Series 2827,
                Class F, VRN, 5.67%,
                4/15/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 7.50%(2)                     10,150,923
     7,066,425  FHLMC, Series 2831,
                Class AF, VRN, 5.62%,
                4/15/07, resets monthly off
                the 1-month LIBOR plus
                0.30% with a cap of 7.50%                         7,107,509
     5,805,141  FHLMC, Series 2888,
                Class GA, 4.00%, 10/15/11                         5,769,131
     2,387,089  FHLMC, Series 2890,
                Class AB SEQ, 3.75%, 12/15/11                     2,331,171
     8,687,934  FHLMC, Series 2900,
                Class PA, 4.50%, 3/15/14(2)                       8,625,363
    22,590,203  FHLMC, Series 2931,
                Class QA, 4.50%, 4/15/15(2)                      22,406,612
    11,460,100  FHLMC, Series 2937,
                Class KA, 4.50%, 12/15/14(2)                     11,375,181
    14,240,925  FHLMC, Series 2941,
                Class XA, 5.00%, 2/15/25                         14,188,219
       497,129  FHLMC, Series 2943,
                Class HA, 5.00%, 9/15/19                            495,428
     2,049,014  FHLMC, Series 3108,
                Class DA SEQ, 5.125%, 10/15/15                    2,041,002
     4,744,794  FNMA, Series 2002-5,
                Class PJ, 6.00%, 10/25/21                         4,816,934
     1,830,932  FNMA, Series 2002-71,
                Class UB, 5.00%, 11/25/15                         1,820,754
     9,615,467  FNMA, Series 2002-83,
                Class GM, 5.00%, 5/25/16                          9,561,360
     4,392,260  FNMA, Series 2002-86,
                Class KB, SEQ, 5.00%, 5/25/16                     4,368,511
     2,123,482  FNMA, Series 2003-3,
                Class HA, 5.00%, 9/25/16(2)                       2,112,474
    15,203,295  FNMA, Series 2003-17,
                Class FN, VRN, 5.62%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.30% with no caps(2)                            15,287,627

------

Short-Term Government

Principal Amount                                                  Value
------------------------------------------------------------------------------

   $ 7,713,105  FNMA, Series 2003-24,
                Class BF, VRN, 5.67%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with no caps                              $ 7,754,810
     3,796,630  FNMA, Series 2003-29,
                Class L SEQ, 5.00%,
                9/25/30                                           3,755,919
     3,414,374  FNMA, Series 2003-35,
                Class KC, 4.50%,
                4/25/17(2)                                        3,372,422
     6,755,255  FNMA, Series 2003-42,
                Class FK, VRN, 5.72%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.40% with a cap of 7.50%(2)                      6,818,917
     8,473,443  FNMA, Series 2003-43,
                Class LF, VRN, 5.67%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.35% with a cap of 8.00%                         8,527,173
     6,700,716  FNMA, Series 2004 W5,
                Class F1, VRN, 5.77%,
                4/25/07, resets monthly off
                the 1-month LIBOR plus
                0.45% with a cap of 7.50%                         6,745,738
     2,053,455  FNMA, Series 2004-50,
                Class MA, 4.50%, 5/25/19(2)                       2,045,598
     5,185,339  FNMA, Series 2006-4,
                Class A SEQ, 6.00%,
                11/25/22                                          5,246,510
    25,320,058  GMAC Commercial Mortgage
                Securities, Inc. STRIPS -
                COUPON, Series 2000 C3,
                Class X, VRN, 1.32%,
                4/1/07 (Acquired 2/22/02,
                Cost $1,741,743)(2)(3)                              918,814
    20,000,000  GMAC Commercial Mortgage
                Securities, Inc., Series
                2005 C1, Class A2 SEQ,
                4.47%, 5/10/43(2)                                19,676,501
    19,696,012  GNMA, Series 2003-46,
                Class PA, 5.00%, 5/20/29(2)                      19,593,573
    20,691,215  GNMA, Series 2003-55,
                Class PG, 5.00%, 6/20/29(2)                      20,578,241
    13,155,000  Greenwich Capital
                Commercial Funding Corp.,
                Series 2005 GG3, Class A2
                SEQ, VRN, 4.31%, 4/1/07(2)                       12,909,515
    13,011,000  LB-UBS Commercial
                Mortgage Trust, Series
                2003 C3, Class A3 SEQ,
                3.85%, 5/11/27(2)                                12,421,107
    15,000,000  LB-UBS Commercial
                Mortgage Trust, Series
                2004 C4, Class A2, VRN,
                4.57%, 4/11/07(2)                                14,860,230

Principal Amount                                                  Value
------------------------------------------------------------------------------

  $ 27,250,000  LB-UBS Commercial
                Mortgage Trust, Series
                2005 C2, Class A2 SEQ,
                4.82%, 4/15/30(2)                              $ 27,079,877
    10,000,000  Merrill Lynch Mortgage Trust
                STRIPS - COUPON, Series
                2006 C1, Class A2, VRN,
                5.80%, 4/1/07(2)                                 10,197,940
     9,151,571  Washington Mutual, Inc.,
                Series 2002 AR19, Class A6,
                4.16%, 2/25/33(2)                                 9,101,805
                                                              -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $453,022,457)                                             453,732,733
                                                              -------------

U.S. Government Agency Securities -- 27.9%
------------------------------------------------------------------------------

    29,890,000  FHLB, 4.625%, 2/1/08(2)                          29,773,668
    52,950,000  FHLMC, 5.00%, 9/17/07(2)(4)                      52,894,932
   100,725,000  FHLMC, 5.00%, 9/16/08(2)(4)                     100,884,649
    18,500,000  FHLMC, 6.00%, 6/27/11(2)                         18,527,935
    37,000,000  FNMA, 4.75%, 8/3/07(2)                           36,938,210
    30,000,000  FNMA, 5.375%, 10/11/11(2)                        30,011,190
                                                              -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $268,804,706)                                             269,030,584
                                                              -------------

Fixed-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 12.3%
------------------------------------------------------------------------------

     3,203,578  FHLMC, 5.00%, 6/1/09(2)                           3,195,758
     6,785,499  FHLMC, 5.00%, 7/1/09(2)                           6,768,935
       211,570  FHLMC, 6.50%, 1/1/11(2)                             215,398
       369,737  FHLMC, 6.50%, 5/1/11(2)                             378,625
       363,187  FHLMC, 6.50%, 12/1/12(2)                            372,023
     1,014,090  FHLMC, 6.00%, 2/1/13(2)                           1,029,090
        61,128  FHLMC, 7.00%, 11/1/13(2)                             63,001
        49,837  FHLMC, 7.00%, 12/1/14(2)                             51,460
     1,842,182  FHLMC, 6.00%, 1/1/15(2)                           1,876,729
       755,572  FHLMC, 7.50%, 5/1/16(2)                             784,244
     1,711,221  FHLMC, 5.50%, 11/1/17(2)                          1,719,538
    11,108,914  FHLMC, 5.50%, 11/1/18(2)                         11,160,182
    10,749,172  FHLMC, 4.50%, 6/1/19(2)                          10,423,494
    27,313,931  FNMA, 6.00%, settlement
                date 4/12/07(5)                                  27,518,785
    36,175,000  FNMA, 6.50%, settlement
                date 4/12/07(5)                                  36,909,788
        29,131  FNMA, 8.00%, 5/1/12(2)                               30,304
     1,483,995  FNMA, 6.50%, 1/1/13(2)                            1,520,543
        13,932  FNMA, 6.50%, 3/1/13(2)                               14,275
       160,071  FNMA, 6.00%, 6/1/13(2)                              162,898

------

Short-Term Government

Principal Amount                                                  Value
------------------------------------------------------------------------------

      $ 23,540  FNMA, 6.50%, 6/1/13(2)                              $24,131
        46,022  FNMA, 6.00%, 1/1/14(2)                               46,899
       395,396  FNMA, 6.00%, 7/1/14(2)                              402,809
       531,086  FNMA, 5.50%, 4/1/16(2)                              534,326
    10,037,970  FNMA, 4.50%, 5/1/19(2)                            9,734,231
       577,472  FNMA, 7.00%, 5/1/32(2)                              601,951
       572,762  FNMA, 7.00%, 5/1/32(2)                              597,041
       238,707  FNMA, 7.00%, 6/1/32(2)                              248,845
     1,423,291  FNMA, 7.00%, 6/1/32(2)                            1,483,625
       538,804  FNMA, 7.00%, 8/1/32(2)                              561,644
         6,529  GNMA, 5.50%, 1/20/09(2)                               6,521
        26,658  GNMA, 9.00%, 12/20/16(2)                             28,484
        25,751  GNMA, 9.00%, 8/20/17(2)                              27,530
        20,358  GNMA, 9.50%, 11/20/19(2)                             22,205
                                                              -------------

TOTAL FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $119,382,995)                                             118,515,312
                                                              -------------

U.S. Treasury Securities -- 11.1%
------------------------------------------------------------------------------

    19,678,280  U.S. Treasury Inflation
                Indexed Notes, 2.375%,
                4/15/11(2)(4)                                    19,940,414
    15,500,000  U.S. Treasury Notes,
                4.375%, 12/31/07(2)(4)                           15,433,412
    40,000,000  U.S. Treasury Notes,
                5.125%, 6/30/08(2)(4)                            40,156,280
    25,270,000  U.S. Treasury Notes,
                4.875%, 1/31/09(2)(4)                            25,377,600
     5,870,000  U.S. Treasury Notes,
                4.625%, 10/31/11(2)(4)                            5,891,097
                                                              -------------
TOTAL U.S. TREASURY SECURITIES
(Cost $106,319,586)                                             106,798,803
                                                              -------------

Asset-Backed Securities(1) -- 4.1%
------------------------------------------------------------------------------

       243,027  Ameriquest Mortgage
                Securities Inc., Series
                2003-8, Class AV2, VRN,
                5.75%, 4/25/07, resets
                monthly off the 1-month
                LIBOR plus 0.43% with
                no caps(2)                                          243,329
     9,733,977  CNH Equipment Trust,
                Series 2005 B, Class A3 SEQ,
                4.27%, 1/15/10(2)                                 9,662,792
    30,000,000  Ford Credit Auto Owner
                Trust, Series 2005 A, Class
                A4 SEQ, 3.72%, 10/15/09(2)                       29,598,750
                                                              -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $39,975,769)                                               39,504,871
                                                              -------------

Principal Amount                                                  Value
------------------------------------------------------------------------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 0.9%

      $ 24,177  FHLMC, 5.97%, 8/1/18(2)                             $24,500
        87,641  FHLMC, 7.12%, 11/1/18(2)                             87,837
       419,912  FHLMC, 7.08%, 9/1/20(2)                             429,119
        58,079  FHLMC, 5.875%, 1/1/21(2)                             58,810
        71,283  FHLMC, 7.63%, 3/1/24(2)                              71,669
        16,287  FNMA, 7.49%, 8/1/14(2)                               16,517
        50,387  FNMA, 6.375%, 4/1/16(2)                              50,593
        44,567  FNMA, 7.01%, 1/1/17(2)                               45,209
       257,201  FNMA, 6.48%, 5/1/17(2)                              262,442
       131,461  FNMA, 6.06%, 7/1/17(2)                              132,037
        56,482  FNMA, 6.37%, 7/1/17(2)                               57,373
        99,525  FNMA, 6.83%, 2/1/18(2)                              101,407
        32,360  FNMA, 7.375%, 2/1/18(2)                              33,349
        71,371  FNMA, 6.70%, 5/1/18(2)                               71,828
        38,821  FNMA, 7.11%, 6/1/18(2)                               39,630
        76,783  FNMA, 6.88%, 8/1/19(2)                               77,481
       392,748  FNMA, 6.90%, 9/1/19(2)                              395,206
       120,250  FNMA, 6.89%, 1/1/20(2)                              122,464
        39,790  FNMA, 7.58%, 3/1/21(2)                               40,188
        48,200  FNMA, 5.91%, 8/1/21(2)                               48,721
        21,341  FNMA, 5.81%, 5/1/22(2)                               21,612
        68,696  FNMA, 6.70%, 5/1/22(2)                               68,629
        20,719  FNMA, 7.07%, 1/1/23(2)                               20,856
        10,730  FNMA, 7.375%, 6/1/23(2)                              10,938
       163,302  FNMA, 6.60%, 8/1/23(2)                              165,148
        70,572  FNMA, 7.03%, 8/1/23(2)                               71,791
       993,408  FNMA, 6.47%, 5/1/25(2)                            1,009,082
        15,740  FNMA, 4.97%, 4/1/26(2)                               15,870
        17,968  FNMA, 5.97%, 1/1/27(2)                               18,158
        13,570  FNMA, 7.08%, 1/1/27(2)                               13,597
        32,459  FNMA, 5.375%, 1/1/29(2)                              33,094
     5,302,024  FNMA, 4.58%, 3/1/33(2)                            5,308,901
        43,393  GNMA, 5.375%, 5/20/17(2)                             43,669
        93,342  GNMA, 5.875%, 2/20/21(2)                             94,642
        34,822  GNMA, 6.625%, 11/20/21(2)                            35,352
         1,083  GNMA, 5.375%, 1/20/22(2)                              1,095
        24,689  GNMA, 6.25%, 8/20/26(2)                              24,925

                                                              -------------

TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $9,353,020)                                                 9,123,739
                                                              -------------

------

Short-Term Government

Principal Amount                                                  Value
------------------------------------------------------------------------------

Temporary Cash Investments -- 3.1%
------------------------------------------------------------------------------

  $ 30,053,000  FNMA Discount Notes,
                5.00%, 4/2/07(2)(6)                            $ 30,053,000
(Cost $30,048,826)                                            -------------
------------------------------------------------------------------------------
Temporary Cash Investments - Securities Lending Collateral(7) -- 18.2%
------------------------------------------------------------------------------
Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.43%, dated 3/30/07,
due 4/2/07 (Delivery value $20,009,050)                          20,000,000

Repurchase Agreement, Citigroup Global
Markets Inc., (collateralized by various
U.S. Government Agency obligations in
a pooled account at the lending agent),
5.38%, dated 3/30/07, due 4/2/07
(Delivery value $105,568,555)                                   105,521,246

Principal Amount                                                  Value
------------------------------------------------------------------------------

Repurchase Agreement, Lehman Brothers
Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.44%,
dated 3/30/07, due 4/2/07 (Delivery value
$50,022,667)                                                   $ 50,000,000
                                                              -------------

TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $175,521,246)                                             175,521,246
                                                              -------------
TOTAL INVESTMENT SECURITIES -- 124.6%
(Cost $1,202,428,605)                                         1,202,280,288
                                                              -------------
OTHER ASSETS AND LIABILITIES -- (24.6)%                        (237,710,413)
                                                              -------------
TOTAL NET ASSETS -- 100.0%                                    $ 964,569,875
                                                              =============

Futures Contracts
                                                         Underlying Face Amount at
Contracts Purchased                  Expiration Date               Value              Unrealized Gain (Loss)

2,825        U.S. Treasury 2-Year
             Notes                      June 2007              $578,816,016                 $1,490,914
                                                              ==============               =============

                                                        Underlying Face Amount at
Contracts Sold                     Expiration Date                Value               Unrealized Gain (Loss)

900       U.S. Treasury 5-Year
          Notes                       June 2007               $ 95,217,188                  $(480,150)

550       U.S. Treasury 10-Year
          Notes                       June 2007                59,468,750                   (246,159)
                                                             --------------               -------------
                                                              $154,685,938                  $(726,309)
                                                             ==============               =============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1)  Final maturity indicated, unless otherwise noted.

(2)  Security, or a portion thereof, has been segregated for a forward commitments and/or futures contracts.

(3)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007 was $918,814, which represented 0.1% of total net assets.

(4)  Security, or a portion thereof, was on loan as of March 31, 2007.

(5)  Forward commitment.

(6)  The rate indicated is the yield to maturity at purchase.

(7)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

     Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and
     redemption/exchange fees; and (2) ongoing costs, including management fees;
     distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars)
     of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

     The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31,
     2007.

ACTUAL EXPENSES

     The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by
     $1,000 = 8.6), then multiply the result by the number under the heading
     "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     If you hold Investor Class shares of any American Century fund, or
     Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS
     (including American Century Brokerage accounts) registered under your
     Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education
     Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-,
     SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American
     Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5%
     hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

------------------------------------------------------------------------------------------------------------
                                                                    Expenses Paid During
                          Beginning Account     Ending Account       Period* 10/1/06 -         Annualized
                            Value 10/1/06        Value 3/31/07            3/31/07            Expense Ratio*
------------------------------------------------------------------------------------------------------------

Ginnie Mae Shareholder Fee Example
------------------------------------------------------------------------------------------------------------
ACTUAL
Investor Class                 $1,000              $1,027.00               $2.88                 0.57%
Advisor Class                  $1,000              $1,025.80               $4.14                 0.82%
C Class                        $1,000              $1,022.00               $7.91                 1.57%
HYPOTHETICAL
Investor Class                 $1,000              $1,022.09               $2.87                 0.57%
Advisor Class                  $1,000              $1,020.84               $4.13                 0.82%
C Class                        $1,000              $1,017.10               $7.90                 1.57%
------------------------------------------------------------------------------------------------------------

Government Bond Shareholder Fee Example
------------------------------------------------------------------------------------------------------------
ACTUAL
Investor Class                 $1,000              $1,024.80               $2.47                 0.49%
Advisor Class                  $1,000              $1,023.60               $3.73                 0.74%
HYPOTHETICAL
Investor Class                 $1,000              $1,022.49               $2.47                 0.49%
Advisor Class                  $1,000              $1,021.24               $3.73                 0.74%
------------------------------------------------------------------------------------------------------------

Inflation-Adjusted Bond Shareholder Fee Example
------------------------------------------------------------------------------------------------------------
ACTUAL
Investor Class                 $1,000              $1,009.00               $2.45                 0.49%
Institutional Class            $1,000              $1,009.90               $1.45                 0.29%
Advisor Class                  $1,000              $1,006.90               $3.70                 0.74%
HYPOTHETICAL
Investor Class                 $1,000              $1,022.49               $2.47                 0.49%
Institutional Class            $1,000              $1,023.49               $1.46                 0.29%
Advisor Class                  $1,000              $1,021.24               $3.73                 0.74%
------------------------------------------------------------------------------------------------------------

Short-Term Government Shareholder Fee Example
------------------------------------------------------------------------------------------------------------
ACTUAL
Investor Class                 $1,000              $1,023.50               $2.88                 0.57%
Advisor Class                  $1,000              $1,022.20               $4.13                 0.82%
HYPOTHETICAL
Investor Class                 $1,000              $1,022.09               $2.87                 0.57%
Advisor Class                  $1,000              $1,020.84               $4.13                 0.82%
------------------------------------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------
                                                                               Inflation-Adjusted        Short-Term
                                        Ginnie Mae     Government Bond               Bond                Government
--------------------------------------------------------------------------------------------------------------------

ASSETS

Investment securities, at
value (cost of
$1,715,953,593,
$626,221,053,
$1,110,170,955, and
$1,026,907,359,
respectively) -- including
$--, $143,820,304,
$359,964,315, and
$173,176,262 of securities
on loan, respectively               $1,702,609,109        $625,677,282         $1,125,106,033        $1,026,759,042

Investments made with cash
collateral received for
securities on loan, at
value (cost of $--,
$140,138,399,
$367,091,009, and
$175,521,246, respectively)                     --         140,138,399            367,091,009           175,521,246
                                    --------------        ------------         --------------        --------------

Total investment
securities, at value (cost
of $1,715,953,593,
$766,359,452,
$1,477,261,964, and
$1,202,428,605,
respectively)                        1,702,609,109         765,815,681          1,492,197,042         1,202,280,288

Cash                                            --             356,065                     --                    --

Receivable for investments
sold                                            --                  --                     --                 4,075

Receivable for variation
margin on futures contracts                 14,156              39,625                 18,828                    --

Unrealized appreciation on
swap agreements                                 --             472,149                490,792                    --

Interest receivable                      6,490,678           3,819,796              7,249,020             5,204,543
                                    --------------        ------------         --------------        --------------
                                     1,709,113,943         770,503,316          1,499,955,682         1,207,488,906
                                    --------------        ------------         --------------        --------------

LIABILITIES

Disbursements in excess of
demand deposit cash                      2,187,906                  --              4,022,989             2,338,455

Payable for collateral
received for securities on
loan                                            --         140,138,399            367,091,009           175,521,246

Payable for investments
purchased                              382,447,568          88,998,281                     --            64,581,854

Payable for variation
margin on futures contracts                     --                  --                     --                 7,421

Accrued management fees                    619,166             213,947                358,684               458,601

Distribution fees payable                   29,355               8,543                 90,581                 5,727

Service fees payable                        21,964               8,543                 90,581                 5,727

Dividends payable                          719,509             133,120                 45,477                    --
                                    --------------        ------------         --------------        --------------
                                       386,025,468         229,500,833            371,699,321           242,919,031
                                    --------------        ------------         --------------        --------------

NET ASSETS                          $1,323,088,475        $541,002,483         $1,128,256,361         $ 964,569,875
                                    ==============        ============         ==============        ==============

See Notes to Financial Statements.

------

MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------
                                                                               Inflation-Adjusted        Short-Term
                                     Ginnie Mae        Government Bond               Bond                Government
--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

Capital paid in                  $1,397,824,430        $552,119,986        $1,139,140,213         $1,008,800,558

Accumulated net
realized loss on
investment transactions            (61,742,886)        (10,782,791)          (26,668,701)           (44,846,971)

Net unrealized
appreciation
(depreciation) on
investments                        (12,993,069)           (334,712)            15,784,849                616,288
                                 --------------        ------------        --------------          -------------
                                 $1,323,088,475        $541,002,483        $1,128,256,361          $ 964,569,875
                                 ==============        ============        ==============          =============

INVESTOR CLASS
Net assets                       $1,219,742,927        $500,331,301          $590,529,737           $937,028,930
Shares outstanding                  119,973,844          47,871,544            54,550,365             99,987,939
Net asset value per
share                                    $10.17              $10.45                $10.83                  $9.37

INSTITUTIONAL CLASS
Net assets                                  N/A                 N/A          $118,250,095                    N/A
Shares outstanding                          N/A                 N/A            10,932,611                    N/A
Net asset value per
share                                       N/A                 N/A                $10.82                    N/A

ADVISOR CLASS
Net assets                          $85,983,736         $40,671,182          $419,476,529            $27,540,945
Shares outstanding                    8,457,354           3,891,422            38,813,028              2,938,821
Net asset value per
share                                    $10.17              $10.45                $10.81                  $9.37

C CLASS
Net assets                          $17,361,812                 N/A                   N/A                    N/A
Shares outstanding                    1,707,706                 N/A                   N/A                    N/A
Net asset value per
share                                    $10.17                 N/A                   N/A                    N/A

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------
                                                                               Inflation-Adjusted        Short-Term
                                     Ginnie Mae        Government Bond               Bond                Government
--------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS)

INCOME:

Interest                            $71,699,840        $26,915,281           $53,622,788          $46,137,016

Securities lending                       11,632            121,020               184,661              111,946
                                    -----------        -----------          ------------         ------------
                                     71,711,472         27,036,301            53,807,449           46,248,962
                                    -----------        -----------          ------------         ------------

EXPENSES:

Management fees                       7,487,221          2,479,499             4,626,205            5,254,285

Distribution fees:
 Advisor Class                          185,825             98,154             1,279,549               73,492
 C Class                                126,265                 --                    --                   --

Service fees:
 Advisor Class                          185,825             98,154             1,279,549               73,492
 C Class                                 42,088                 --                    --                   --

Trustees' fees and expenses              53,430             20,715                49,886               36,494

Other expenses                            1,510                585                 1,405                1,021
                                    -----------        -----------          ------------         ------------
                                      8,082,164          2,697,107             7,236,594            5,438,784
                                    -----------        -----------          ------------         ------------

NET INVESTMENT INCOME (LOSS)         63,629,308         24,339,194            46,570,855           40,810,178
                                    -----------        -----------          ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                 261,767        (1,380,949)          (20,074,982)          (1,592,823)

Futures and swaps
transactions                          (901,676)        (1,069,353)             (741,258)          (2,101,141)
                                    -----------        -----------          ------------         ------------
                                      (639,909)        (2,450,302)          (20,816,240)          (3,693,964)
                                    -----------        -----------          ------------         ------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION)
ON:

Investments                           8,997,325          8,671,706            28,896,919            8,560,318

Futures and swaps                       446,144            108,149               849,771              468,654
                                    -----------        -----------          ------------         ------------
                                      9,443,469          8,779,855            29,746,690            9,028,972
                                    -----------        -----------          ------------         ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                           8,803,560          6,329,553             8,930,450            5,335,008
                                    -----------        -----------          ------------         ------------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                          $72,432,868        $30,668,747           $55,501,305          $46,145,186
                                    ===========        ===========         =============         ============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in                              Ginnie Mae                          Government Bond
Net Assets                                 2007                  2006                2007                2006
--------------------------------------------------------------------------------------------------------------------

OPERATIONS

Net investment income
(loss)                             $ 63,629,308          $ 63,287,698        $ 24,339,194        $ 20,787,556

Net realized gain (loss)              (639,909)           (6,864,874)         (2,450,302)         (3,447,344)

Change in net
unrealized appreciation
(depreciation)                        9,443,469          (17,729,733)           8,779,855         (7,101,934)
                                 --------------        --------------        ------------        ------------

Net increase (decrease)
in net assets resulting
from operations                      72,432,868            38,693,091          30,668,747          10,238,278
                                 --------------        --------------        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:
 Investor
 Class                             (62,687,520)          (67,469,503)        (22,829,044)        (19,367,942)
 Advisor Class                      (3,498,765)           (3,582,947)         (1,723,161)         (1,687,220)
 C Class                              (666,093)             (564,273)                  --                  --
                                 --------------        --------------        ------------        ------------
Decrease in net assets
from distributions                 (66,852,378)          (71,616,723)        (24,552,205)        (21,055,162)
                                 --------------        --------------        ------------        ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                      (154,481,199)          (64,452,222)        (31,006,816)          89,038,699
                                 --------------        --------------        ------------        ------------

NET INCREASE (DECREASE)
IN NET ASSETS                     (148,900,709)          (97,375,854)        (24,890,274)          78,221,815

NET ASSETS

Beginning of period               1,471,989,184         1,569,365,038         565,892,757         487,670,942
                                 --------------        --------------        ------------        ------------
End of period                    $1,323,088,475        $1,471,989,184        $541,002,483        $565,892,757
                                 ==============        ==============        ============        ============

See Notes to Financial Statements.

------

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in                        Inflation-Adjusted Bond                   Short-Term Government
Net Assets                                 2007                  2006                2007                2006
--------------------------------------------------------------------------------------------------------------------

OPERATIONS

Net investment income
(loss)                             $ 46,570,855          $ 58,961,317        $ 40,810,178        $ 31,865,544

Net realized gain (loss)           (20,816,240)           (3,725,149)         (3,693,964)         (9,751,820)

Change in net
unrealized appreciation
(depreciation)                       29,746,690          (55,561,367)           9,028,972         (1,355,536)
                                 --------------        --------------        ------------        ------------

Net increase (decrease)
in net assets resulting
from operations                      55,501,305             (325,199)          46,145,186          20,758,188
                                 --------------        --------------        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:
 Investor
 Class                             (24,434,292)          (35,009,404)        (39,977,283)        (31,389,308)
 Institutional
 Class                              (3,566,060)           (3,630,125)                  --                  --
 Advisor Class                     (18,570,503)          (20,321,788)         (1,211,741)         (1,159,472)

From net realized gains:
 Investor
 Class                                       --           (2,075,533)                  --                  --
 Institutional
 Class                                       --             (224,717)                  --                  --
 Advisor Class                               --           (1,499,559)                  --                  --

From return of capital:
 Investor
 Class                                (413,462)                    --                  --                  --
 Institutional
 Class                                       --                    --                  --                  --
 Advisor Class                        (961,991)                    --                  --                  --
                                 --------------        --------------        ------------        ------------
Decrease in net assets
from distributions                 (47,946,308)          (62,761,126)        (41,189,024)        (32,548,780)
                                 --------------        --------------        ------------        ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                      (254,482,568)           431,868,846          11,152,711        (11,639,381)
                                 --------------        --------------        ------------        ------------

NET INCREASE (DECREASE)
IN NET ASSETS                     (246,927,571)           368,782,521          16,108,873        (23,429,973)

NET ASSETS

Beginning of period               1,375,183,932         1,006,401,411         948,461,002         971,890,975
                                 --------------        --------------        ------------        ------------
End of period                    $1,128,256,361        $1,375,183,932        $964,569,875        $948,461,002
                                 ==============        ==============        ============        ============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ginnie Mae Fund (Ginnie Mae), Government
Bond Fund (Government Bond), Inflation-Adjusted Bond Fund (Inflation-Adjusted),
and Short-Term Government Fund (Short-Term Government) (collectively, the funds)
are four funds in a series issued by the trust. The funds are diversified under the 1940 Act.

Ginnie Mae seeks high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association securities. In addition, Ginnie Mae may buy other U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Government Bond seeks high current income and intends to pursue this objective by investing in
U.S. government debt securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Inflation-Adjusted seeks to provide total return and inflation protection consistent with investment in inflation-indexed securities issued by the U.S. Treasury, by other U.S. government agencies and instrumentalities, and by other non-U.S. government entities such as corporations. Short-Term Government seeks high current income while maintaining safety of principal. Short-Term Government intends to pursue its objective by investing in U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. In addition, Short-Term Government may also invest in investment-grade debt securities of U.S. companies, and non-U.S. government mortgage-backed, asset-backed and other fixed income securities. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Ginnie Mae is authorized to issue the Investor Class, the
Advisor Class, and the C Class. Government Bond and Short-Term Government are
authorized to issue the Investor Class and the Advisor Class. Inflation-Adjusted
is authorized to issue the Investor Class, the Institutional Class, and the
Advisor Class. The C Class may be subject to a contingent deferred sales charge.
The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default; or
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

------

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities.
Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

------

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee for Ginnie Mae and Short-Term Government range from 0.2425% to 0.3600%, and for Government Bond and Inflation-Adjusted range from 0.1625% to 0.2800%. The rates for the Complex Fee (Investor Class and C Class) for the funds range from
0.2500% to 0.3100%. The Institutional Class and the Advisor Class are 0.2000%
and 0.2500%, respectively, less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the year ended March 31, 2007, was as follows:

-----------------------------------------------------------------------------------------------------------
                         Ginnie Mae      Government Bond       Inflation-Adjusted     Short-Term Government
-----------------------------------------------------------------------------------------------------------
Investor                    0.57%             0.49%                  0.49%                    0.57%

Institutional                N/A               N/A                   0.29%                     N/A

Advisor                     0.32%             0.24%                  0.24%                    0.32%

C                           0.57%              N/A                    N/A                      N/A
-----------------------------------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services,
Inc. (ACIS) an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75%
and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended March 31, 2007, are detailed in the
Statement of Operations.

------

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC. An officer and an interested director of these entities are officers and directors of unrelated entities and those unrelated entities own
56% of the shares of Short-Term Government.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2007, were as follows:
--------------------------------------------------------------------------------------------------------------------
                                                                                                       Short-Term
                                       Ginnie Mae         Government Bond     Inflation-Adjusted       Government
--------------------------------------------------------------------------------------------------------------------
PURCHASES

U.S. Treasury & Government
Agency Obligations                   $5,850,277,913        $1,649,337,493        $360,294,075         $1,566,186,307

Investment securities other
than U.S. Treasury &
Government Agency
Obligations                               --                    --                $45,070,873            $58,994,139

PROCEEDS FROM SALES

U.S. Treasury & Government
Agency Obligations                   $5,946,154,242        $1,676,866,340        $679,068,043         $1,661,233,045

Investment securities other
than U.S. Treasury &
Government Agency
Obligations                               --                    --                  --                  $22,300,961
--------------------------------------------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Ginnie Mae
--------------------------------------------------------------------------------------------------------------
                                         Year ended March 31, 2007                 Year ended March 31, 2006
                                       Shares                 Amount              Shares               Amount
--------------------------------------------------------------------------------------------------------------
INVESTOR CLASS

Sold                               12,154,179          $ 122,839,152          18,321,635        $ 188,449,951

Issued in reinvestment
of distributions                    5,206,146             52,577,926           5,572,335           57,300,069

Redeemed                         (34,023,092)          (342,841,001)        (30,721,321)        (315,865,549)
                                 ------------         --------------        ------------        -------------
                                 (16,662,767)          (167,423,923)         (6,827,351)         (70,115,529)
                                 ------------         --------------        ------------        -------------
ADVISOR CLASS

Sold                                3,986,459             40,301,084           4,715,457           48,510,368

Issued in reinvestment
of distributions                      267,582              2,703,588             287,105            2,951,546

Redeemed                          (3,112,632)           (31,356,322)         (4,707,072)         (48,322,096)
                                 ------------         --------------        ------------        -------------
                                    1,141,409             11,648,350             295,490            3,139,818
                                 ------------         --------------        ------------        -------------
C CLASS

Sold                                  357,152              3,602,504             484,200            4,992,904

Issued in reinvestment
of distributions                       63,045                637,067              51,972              534,098

Redeemed                            (291,382)            (2,945,197)           (291,811)          (3,003,513)
                                 ------------         --------------        ------------        -------------
                                      128,815              1,294,374             244,361            2,523,489
                                 ------------         --------------        ------------        -------------
Net increase (decrease)          (15,392,543)         $(154,481,199)         (6,287,500)        $(64,452,222)
                                 ============         ==============        ============        =============

------

Government Bond
--------------------------------------------------------------------------------------------------------------
                                          Year ended March 31, 2007                Year ended March 31, 2006
                                         Shares               Amount              Shares               Amount
--------------------------------------------------------------------------------------------------------------
INVESTOR CLASS

Sold                                  9,691,407        $ 100,632,759          17,507,134        $ 184,259,061

Issued in reinvestment of
distributions                         1,972,482           20,457,036           1,663,033           17,494,951

Redeemed                           (14,583,174)        (150,993,559)        (10,096,690)        (106,178,060)
                                   ------------        -------------        ------------        -------------
                                    (2,919,285)         (29,903,764)           9,073,477           95,575,952
                                   ------------        -------------        ------------        -------------
ADVISOR CLASS

Sold                                  1,345,067           13,970,111           1,548,903           16,325,310

Issued in reinvestment of
distributions                           157,771            1,636,301             155,235            1,635,142

Redeemed                            (1,613,827)         (16,709,464)         (2,327,175)         (24,497,705)
                                   ------------        -------------        ------------        -------------
                                      (110,989)          (1,103,052)           (623,037)          (6,537,253)
                                   ------------        -------------        ------------        -------------
Net increase (decrease)             (3,030,274)        $(31,006,816)           8,450,440         $ 89,038,699
                                   ============        =============        ============        =============

Inflation-Adjusted Bond
                                         Year ended March 31, 2007                 Year ended March 31, 2006
                                       Shares                 Amount              Shares               Amount
INVESTOR CLASS

Sold                               16,741,880          $ 178,571,390          26,416,556        $ 293,488,995

Issued in reinvestment
of distributions                    1,696,384             18,087,720           2,527,181           28,176,716

Redeemed                         (29,525,746)          (314,817,958)        (20,735,882)        (229,236,493)
                                 ------------         --------------        ------------        -------------
                                 (11,087,482)          (118,158,848)           8,207,855           92,429,218
                                 ------------         --------------        ------------        -------------
INSTITUTIONAL CLASS

Sold                                6,097,729             65,039,321           3,192,871           35,263,478

Issued in reinvestment
of distributions                      243,437              2,598,155             310,232            3,457,002

Redeemed                          (3,036,972)           (32,459,122)         (1,656,463)         (18,394,235)
                                 ------------         --------------        ------------        -------------
                                    3,304,194             35,178,354           1,846,640           20,326,245
                                 ------------         --------------        ------------        -------------
ADVISOR CLASS

Sold                               12,000,398            127,989,156          38,125,590          423,368,361

Issued in reinvestment
of distributions                    1,735,480             18,484,497           1,926,939           21,421,663

Redeemed                         (29,825,709)          (317,975,727)        (11,381,958)        (125,676,641)
                                 ------------         --------------        ------------        -------------
                                 (16,089,831)          (171,502,074)          28,670,571          319,113,383
                                 ------------         --------------        ------------        -------------
Net increase (decrease)          (23,873,119)         $(254,482,568)          38,725,066        $ 431,868,846
                                 ============         ==============        ============        =============

Short-Term Government
                                          Year ended March 31, 2007                Year ended March 31, 2006
                                         Shares               Amount              Shares               Amount
INVESTOR CLASS
Sold                                 21,123,470        $ 197,185,357          16,428,852        $ 154,154,897
Issued in reinvestment of
distributions                         4,137,005           38,631,531           3,244,147           30,481,127
Redeemed                           (23,884,477)        (222,896,608)        (19,408,837)        (182,434,011)
                                   ------------        -------------        ------------        -------------
                                      1,375,998           12,920,280             264,162            2,202,013
                                   ------------        -------------        ------------        -------------
ADVISOR CLASS
Sold                                  1,086,892           10,145,937           1,369,614           12,903,564
Issued in reinvestment of
distributions                           129,215            1,206,560             123,634            1,159,472
Redeemed                            (1,405,842)         (13,120,066)         (2,965,150)         (27,904,430)
                                   ------------        -------------        ------------        -------------
                                      (189,735)          (1,767,569)         (1,471,902)         (13,841,394)
                                   ------------        -------------        ------------        -------------
Net increase (decrease)               1,186,263         $ 11,152,711         (1,207,740)        $(11,639,381)
                                   ============        =============        ============        =============

------

5. SECURITIES LENDING

As of March 31, 2007, securities in Government Bond, Inflation-Adjusted, and
Short-Term Government valued at $143,820,304, $359,964,315, and $173,176,262, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. As of March 31, 2007, Ginnie Mae did not have any securities on loan.
JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $147,158,136, $367,091,009, and $176,189,278, respectively. The funds'
risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended
March 31, 2007.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                        Ginnie Mae                        Government Bond
                                                  2007              2006               2007              2006
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM

Ordinary income                            $66,852,378       $71,616,723        $24,552,205       $21,055,162

Long-term
capital gains                                       --                --                 --                --
--------------------------------------------------------------------------------------------------------------
                                                    Inflation-Adjusted                  Short-Term Government
                                                  2007              2006               2007              2006
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM

Ordinary income                            $46,570,855       $58,961,317        $41,189,024       $32,548,780

Long-term
capital gains                                       --        $3,799,809                 --                --

Return of capital                           $1,375,453                --                 --                --
--------------------------------------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which reflect character differences primarily related to federal income tax treatment of paydown losses and income, expense and gain
(loss) settlements on swap agreements, were as follows:
--------------------------------------------------------------------------------------------------------------
                                                                                                   Short-Term
                                        Ginnie Mae       Government Bond     Inflation-Adjusted    Government
--------------------------------------------------------------------------------------------------------------

Capital paid in                                 --               --                  --            $(157,838)

Undistributed net investment
income                                  $3,223,070         $213,011                  --            $378,846

Accumulated net realized loss         $(3,223,070)        $(87,989)                  --            $(221,008)

Unrealized appreciation
(depreciation)                                  --       $(125,022)                  --                --

------

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------------------------------------------
                                    Ginnie Mae      Government Bond       Inflation-Adjusted   Short-Term Government
--------------------------------------------------------------------------------------------------------------------

Federal tax cost of
investments                     $1,716,294,492         $766,359,452         $1,482,801,135         $1,202,467,315
                                ==============        =============         ==============         ==============

Gross tax appreciation
of investments                     $ 4,877,518          $ 1,945,720           $ 20,055,728            $ 2,782,400

Gross tax depreciation
of investments                    (18,562,901)          (2,489,491)           (10,659,821)            (2,969,427)
                                --------------        -------------         --------------         --------------

Net tax appreciation
(depreciation) of
investments                      $(13,685,383)          $ (543,771)            $ 9,395,907            $ (187,027)
                                ==============        =============         ==============         ==============

Net tax appreciation
(depreciation) on
derivatives                                 --              155,183                490,794              (252,363)
                                --------------        -------------         --------------         --------------

Net tax appreciation
(depreciation)                   $(13,685,383)          $ (388,588)            $ 9,886,701            $ (439,390)
                                ==============        =============         ==============         ==============

Undistributed ordinary
income                                  $4,976                   --                     --                     --

Accumulated capital
losses                           $(59,939,339)        $(10,345,766)          $(14,042,196)          $(42,795,213)

Capital loss deferrals            $(1,116,209)           $(383,149)           $(6,728,357)             $(996,080)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales andd the realization for tax purposes of unrealized gains on certain futures contracts and swaps agreements.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                       2008             2009          2011            2012             2013             2014              2015
-----------------------------------------------------------------------------------------------------------------------------------

Ginnie Mae         $(7,179,913)      $(255,936)    $(285,414)    $(22,063,924)     $(11,922,927)    $(10,878,793)     $(7,352,432)
Government Bond         --               --            --              --          $(3,509,402)          --           $(6,836,364)
Inflation-
Adjusted                --               --            --              --               --           $(841,021)      $(13,201,175)
Short-Term
Government         $(15,891,898)    $(3,678,384)       --              --          $(8,188,381)     $(7,433,320)      $(7,603,230)

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------

FINANCIAL HIGHLIGHTS
Ginnie Mae

Investor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                    2007              2006             2005             2004             2003
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $10.11            $10.34           $10.61           $10.85           $10.58
                                --------          --------         --------         --------         --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          0.48              0.43             0.37             0.29             0.48

 Net Realized and Unrealized
 Gain (Loss)                        0.08            (0.18)           (0.15)           (0.04)             0.35
                                --------          --------         --------         --------         --------
 Total From Investment
 Operations                         0.56              0.25             0.22             0.25             0.83
                                --------          --------         --------         --------         --------
Distributions

 From Net Investment
 Income                           (0.50)            (0.48)           (0.49)           (0.49)           (0.56)
                                --------          --------         --------         --------         --------
Net Asset Value, End
of Period                         $10.17            $10.11           $10.34           $10.61           $10.85
                                ========          ========         ========         ========         ========

TOTAL RETURN(2)                    5.69%             2.47%            2.11%            2.43%            8.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         0.57%             0.57%            0.58%            0.59%            0.59%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                             4.71%             4.15%            3.58%            2.77%            4.46%

Portfolio Turnover Rate             410%              315%             315%             356%             356%

Net Assets, End of
Period (in thousands)         $1,219,743        $1,382,022       $1,482,999       $1,676,815       $2,100,358
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Ginnie Mae

Advisor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                                     2007         2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                                $10.11       $10.34       $10.61       $10.85       $10.58
                                                  -------      -------      -------      -------      -------
Income From
Investment Operations

 Net Investment Income
 (Loss)(1)                                           0.45         0.40         0.35         0.27         0.46

 Net Realized and
 Unrealized Gain (Loss)                              0.08       (0.17)       (0.16)       (0.04)         0.35
                                                  -------      -------      -------      -------      -------
 Total From Investment
 Operations                                          0.53         0.23         0.19         0.23         0.81
                                                  -------      -------      -------      -------      -------
Distributions

 From Net Investment Income                        (0.47)       (0.46)       (0.46)       (0.47)       (0.54)
                                                  -------      -------      -------      -------      -------
Net Asset Value,
End of Period                                      $10.17       $10.11       $10.34       $10.61       $10.85
                                                  =======      =======      =======      =======      =======

TOTAL RETURN(2)                                     5.42%        2.22%        1.85%        2.18%        7.76%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                              0.82%        0.82%        0.83%        0.84%        0.84%

Ratio of Net Investment Income (Loss) to
Average Net Assets                                  4.46%        3.90%        3.33%        2.52%        4.21%

Portfolio Turnover Rate                              410%         315%         315%         356%         356%

Net Assets, End of Period
(in thousands)                                    $85,984      $73,998      $72,571      $61,288      $75,999
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Ginnie Mae

C Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                                        2007         2006         2005        2004       2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                                   $10.11       $10.34       $10.61      $10.85     $10.57
                                                     -------      -------      -------      ------     ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                                       0.37         0.33         0.28        0.22       0.40

 Net Realized and
 Unrealized Gain (Loss)                                 0.09       (0.18)       (0.17)      (0.05)       0.36
                                                     -------      -------      -------      ------     ------
 Total From
 Investment Operations                                  0.46         0.15         0.11        0.17       0.76
                                                     -------      -------      -------      ------     ------
Distributions

 From Net Investment Income                           (0.40)       (0.38)       (0.38)      (0.41)     (0.48)
                                                     -------      -------      -------      ------     ------
Net Asset Value, End of Period                        $10.17       $10.11       $10.34      $10.61     $10.85
                                                     =======      =======      =======      ======     ======

TOTAL RETURN(2)                                        4.64%        1.45%        1.10%       1.60%      7.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                                 1.57%        1.57%        1.58%       1.42%      1.33%

Ratio of Net Investment Income (Loss) to
Average Net Assets                                     3.71%        3.15%        2.58%       1.94%      3.72%

Portfolio Turnover Rate                                 410%         315%         315%        356%       356%

Net Assets, End of Period
(in thousands)                                       $17,362      $15,970      $13,795      $8,257     $5,078
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Government Bond

Investor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                               2007           2006          2005           2004          2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period         $10.33         $10.52        $10.93         $11.25        $10.60
                                           --------       --------      --------       --------      --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                              0.48(1)        0.42(1)       0.29(1)        0.28(1)          0.38

 Net Realized and
 Unrealized Gain (Loss)                        0.12         (0.19)        (0.24)         (0.02)          0.99
                                           --------       --------      --------       --------      --------
 Total From
 Investment Operations                         0.60           0.23          0.05           0.26          1.37
                                           --------       --------      --------       --------      --------
Distributions

 From Net
 Investment Income                           (0.48)         (0.42)        (0.30)         (0.29)        (0.38)

 From Net Realized Gains                         --             --        (0.16)         (0.29)        (0.34)
                                           --------       --------      --------       --------      --------
Total Distributions                          (0.48)         (0.42)        (0.46)         (0.58)        (0.72)
                                           --------       --------      --------       --------      --------
Net Asset Value,
End of Period                                $10.45         $10.33        $10.52         $10.93        $11.25
                                           ========       ========      ========       ========      ========

TOTAL RETURN(2)                               5.95%          2.17%         0.50%          2.42%        13.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average
Net Assets                                    0.49%          0.49%         0.50%          0.51%         0.51%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                            4.60%          3.94%         2.70%          2.56%         3.34%

Portfolio Turnover Rate                        319%           416%          553%           376%          229%

Net Assets, End of Period (in
thousands)                                 $500,331       $524,557      $438,997       $468,052      $590,433
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Government Bond

Advisor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                                     2007         2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                                $10.33       $10.52       $10.93       $11.25       $10.60
                                                  -------      -------      -------      -------      -------
Income From
Investment Operations

 Net Investment Income (Loss)                     0.45(1)      0.39(1)      0.26(1)      0.25(1)         0.35

 Net Realized and
 Unrealized Gain (Loss)                              0.12       (0.19)       (0.24)       (0.02)         0.99
                                                  -------      -------      -------      -------      -------
 Total From
 Investment Operations                               0.57         0.20         0.02         0.23         1.34
                                                  -------      -------      -------      -------      -------
Distributions

 From Net Investment Income                        (0.45)       (0.39)       (0.27)       (0.26)       (0.35)

 From Net Realized Gains                               --           --       (0.16)       (0.29)       (0.34)
                                                  -------      -------      -------      -------      -------
 Total Distributions                               (0.45)       (0.39)       (0.43)       (0.55)       (0.69)
                                                  -------      -------      -------      -------      -------
Net Asset Value,
End of Period                                      $10.45       $10.33       $10.52       $10.93       $11.25
                                                  =======      =======      =======      =======      =======

TOTAL RETURN(2)                                     5.69%        1.91%        0.25%        2.16%       12.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                              0.74%        0.74%        0.75%        0.76%        0.76%

Ratio of Net Investment Income (Loss) to
Average Net Assets                                  4.35%        3.69%        2.45%        2.31%        3.09%

Portfolio Turnover Rate                              319%         416%         553%         376%         229%

Net Assets, End of Period
(in thousands)                                    $40,671      $41,336      $48,674      $45,136      $44,456
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Investor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                               2007           2006          2005           2004          2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period         $10.73         $11.25        $11.45         $10.86         $9.89
                                           --------       --------      --------       --------      --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                 0.38           0.56          0.45           0.39          0.48

 Net Realized and
 Unrealized Gain (Loss)                        0.11         (0.49)        (0.17)           0.67          1.12
                                           --------       --------      --------       --------      --------
 Total From
 Investment Operations                         0.49           0.07          0.28           1.06          1.60
                                           --------       --------      --------       --------      --------
Distributions

 From Net
 Investment Income                           (0.38)         (0.56)        (0.45)         (0.39)        (0.48)

 From Net Realized Gains                         --         (0.03)        (0.03)         (0.08)        (0.15)

 From Return of Capital                      (0.01)             --            --             --            --
                                           --------       --------      --------       --------      --------
 Total Distributions                         (0.39)         (0.59)        (0.48)         (0.47)        (0.63)
                                           --------       --------      --------       --------      --------
Net Asset Value,
End of Period                                $10.83         $10.73        $11.25         $11.45        $10.86
                                           ========       ========      ========       ========      ========

TOTAL RETURN(1)                               4.71%          0.56%         2.57%         10.04%        16.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average
Net Assets                                    0.49%          0.49%         0.50%          0.50%         0.51%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                            3.79%          4.85%         3.77%          3.50%         4.20%

Portfolio Turnover Rate                         32%            27%           68%            54%          136%

Net Assets, End of Period (in
thousands)                                 $590,530       $704,447      $646,214       $483,353      $352,315
--------------------------------------------------------------------------------------------------------------

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Institutional Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                   2007          2006         2005         2004       2003(1)
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                              $10.73        $11.25       $11.45       $10.86        $10.84
                                               --------       -------      -------      -------      --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                     0.42          0.58         0.47         0.41          0.20

 Net Realized and
 Unrealized Gain (Loss)                            0.09        (0.49)       (0.17)         0.67          0.17
                                               --------       -------      -------      -------      --------
 Total From
 Investment Operations                             0.51          0.09         0.30         1.08          0.37
                                               --------       -------      -------      -------      --------
Distributions

 From Net Investment Income                      (0.42)        (0.58)       (0.47)       (0.41)        (0.20)

 From Net Realized Gains                             --        (0.03)       (0.03)       (0.08)        (0.15)
                                               --------       -------      -------      -------      --------
 Total Distributions                             (0.42)        (0.61)       (0.50)       (0.49)        (0.35)
                                               --------       -------      -------      -------      --------
Net Asset Value,
End of Period                                    $10.82        $10.73       $11.25       $11.45        $10.86
                                               ========       =======      =======      =======      ========

TOTAL RETURN(2)                                   4.92%         0.77%        2.77%       10.24%         3.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                        0.29%         0.29%        0.30%        0.30%      0.31%(3)

Ratio of Net Investment Income (Loss) to
Average Net Assets                                3.99%         5.05%        3.97%        3.70%      3.80%(3)

Portfolio Turnover Rate                             32%           27%          68%          54%       136%(4)

Net Assets, End of Period (in thousands)       $118,250       $81,860      $65,058      $56,103       $34,196
--------------------------------------------------------------------------------------------------------------

(1)  October 1, 2002 (commencement of sale) through March 31, 2003.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Advisor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                                 2007          2006           2005          2004         2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period           $10.73        $11.25         $11.45        $10.86        $9.89
                                             --------      --------       --------      --------      -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                                   0.36          0.54           0.42          0.36         0.45

 Net Realized and
 Unrealized Gain (Loss)                          0.10        (0.49)         (0.17)          0.67         1.12
                                             --------      --------       --------      --------      -------
 Total From
 Investment Operations                           0.46          0.05           0.25          1.03         1.57
                                             --------      --------       --------      --------      -------
Distributions

 From Net
 Investment Income                             (0.36)        (0.54)         (0.42)        (0.36)       (0.45)

 From Net Realized Gains                           --        (0.03)         (0.03)        (0.08)       (0.15)

 From Return of Capital                        (0.02)            --             --            --           --
                                             --------      --------       --------      --------      -------
 Total Distributions                           (0.38)        (0.57)         (0.45)        (0.44)       (0.60)
                                             --------      --------       --------      --------      -------
Net Asset Value,
End of Period                                  $10.81        $10.73         $11.25        $11.45       $10.86
                                             ========      ========       ========      ========      =======

TOTAL RETURN(1)                                 4.37%         0.37%          2.33%         9.78%       16.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                              0.74%         0.74%          0.75%         0.75%        0.76%

Ratio of Net Investment Income (Loss)
to
Average Net Assets                              3.54%         4.60%          3.52%         3.25%        3.95%

Portfolio Turnover Rate                           32%           27%            68%           54%         136%

Net Assets, End of Period (in
thousands)                                   $419,477      $588,877       $295,129      $109,053      $41,673
--------------------------------------------------------------------------------------------------------------

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Short-Term Government

Investor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                               2007           2006          2005           2004          2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period          $9.32          $9.44         $9.66          $9.69         $9.46
                                           --------       --------      --------       --------      --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                              0.40(1)        0.32(1)       0.19(1)        0.15(1)          0.29

 Net Realized and
 Unrealized Gain (Loss)                        0.06         (0.11)        (0.21)         (0.02)          0.23
                                           --------       --------      --------       --------      --------
 Total From
 Investment Operations                         0.46           0.21        (0.02)           0.13          0.52
                                           --------       --------      --------       --------      --------
Distributions

 From Net
 Investment Income                           (0.41)         (0.33)        (0.20)         (0.16)        (0.29)
                                           --------       --------      --------       --------      --------
Net Asset Value,
End of Period                                 $9.37          $9.32         $9.44          $9.66         $9.69
                                           ========       ========      ========       ========      ========
TOTAL RETURN(2)                               5.02%          2.22%       (0.16)%          1.40%         5.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                            0.57%          0.57%         0.58%          0.59%         0.59%

Ratio of Net Investment Income
(Loss) to
Average Net Assets                            4.34%          3.41%         2.04%          1.54%         2.96%

Portfolio Turnover Rate                        210%           292%          283%           232%          185%

Net Assets, End of Period (in
thousands)                                 $937,029       $919,295      $928,460       $996,677      $957,413
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Short-Term Government

Advisor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31
                                                     2007         2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                                 $9.32        $9.44        $9.66        $9.69        $9.46
                                                  -------      -------      -------      -------      -------

Income From
Investment Operations

 Net Investment Income (Loss)                     0.38(1)      0.29(1)      0.17(1)      0.13(1)         0.26

 Net Realized and
 Unrealized Gain (Loss)                              0.05       (0.11)       (0.21)       (0.02)         0.23
                                                  -------      -------      -------      -------      -------
 Total From
 Investment Operations                               0.43         0.18       (0.04)         0.11         0.49
                                                  -------      -------      -------      -------      -------
Distributions

 From Net Investment Income                        (0.38)       (0.30)       (0.18)       (0.14)       (0.26)
                                                  -------      -------      -------      -------      -------
Net Asset Value,
End of Period                                       $9.37        $9.32        $9.44        $9.66        $9.69
                                                  =======      =======      =======      =======      =======

TOTAL RETURN(2)                                     4.76%        1.96%      (0.41)%        1.15%        5.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                              0.82%        0.82%        0.83%        0.84%        0.84%

Ratio of Net Investment Income (Loss) to
Average Net Assets                                  4.09%        3.16%        1.79%        1.29%        2.71%

Portfolio Turnover Rate                              210%         292%         283%         232%         185%

Net Assets, End of Period
(in thousands)                                    $27,541      $29,166      $43,431      $47,135      $68,102
--------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Trustees of the American Century Government Income Trust and
     Shareholders of the Ginnie Mae Fund, the Government Bond Fund, the
     Inflation-Adjusted Bond Fund, and the Short-Term Government Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the
     Ginnie Mae Fund, the Government Bond Fund, the Inflation-Adjusted Bond
     Fund, and the Short-Term Government Fund (four of the six funds comprising the American Century Government Income Trust, hereafter referred to as the
     "Funds") at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
     Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Kansas City, Missouri
     May 17, 2007

------

MANAGEMENT

     The individuals listed below serve as trustees or officers of the funds.
     Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in,
     American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
     Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the
     funds' transfer agent, American Century Services, LLC (ACS).

     The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

     All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
     Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of
     ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

     JONATHAN S. THOMAS
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1963
     POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and
     President (since 2007) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
     President and Chief Executive Officer, ACC (March 2007 to present), Chief
     Administrative Officer, ACC (February 2006 to February 2007); Executive
     Vice President, ACC (November 2005 to February 2007). Also serves as:
     President, Chief Executive Officer and Director, ACS; Executive Vice
     President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
     2005) NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109 OTHER
     DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

     JOHN FREIDENRICH
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1937
     POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
     Management Company, LLC (April 2004 to present); Partner and Founder, Bay
     Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware
     & Freidenrich (1968 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

     RONALD J. GILSON
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1946
     POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
     (since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers
     Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of
     Law (1992 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

     KATHRYN A. HALL
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1957
     POSITION(S) HELD WITH FUNDS: Trustee (since 2001) PRINCIPAL OCCUPATION(S)
     DURING
     PAST 5 YEARS: Co-Chairman and Co-Chief Executive Officer and Chief
     Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
     present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

     PETER F. PERVERE
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1947
     POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice
     President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

     MYRON S. SCHOLES
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1941
     POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
     Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
     present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
     School of Business (1996 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
     (investment advisor, 1982 to present); Director, Chicago Mercantile
     Exchange (2000 to present)

     JOHN B. SHOVEN
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1947
     POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics,
     Stanford University (1973 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992
     to present)

     JEANNE D. WOHLERS
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1945
     POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
     Windy Hill Productions, LP (educational software)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

OFFICERS

     MARYANNE ROEPKE
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1956
     POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and
     Senior Vice President (since 2000) PRINCIPAL OCCUPATION(S) DURING PAST 5
     YEARS: Chief Compliance Officer, ACIM, ACGIM and ACS (August 2006 to
     present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer
     and Chief Financial Officer, various American Century funds (July 2000 to
     August 2006); Also serves as: Senior Vice President, ACS

     CHARLES A. ETHERINGTON
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1957
     POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
     President (since 2006)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
     2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
     Senior Vice President, ACIM, ACGIM and ACS

     ROBERT LEACH
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1966
     POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
     Officer (all since 2006) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice
     President, ACS (February 2000 to present) and Controller, various American
     Century funds (1997 to September 2006)

     C. JEAN WADE
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1964
     POSITION(S) HELD WITH FUNDS: Controller (since 1996)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
     2000 to present)

     JON ZINDEL
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1967
     POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and
     Chief Accounting Officer, ACC (March 2007 to present); Vice President, ACC
     (October 2001 to present); Vice President, certain ACC subsidiaries
     (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April
     1998 to August 2006). Also serves as: Chief Financial Officer, Chief
     Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS and other
     ACC subsidiaries; and Chief Accounting Officer and Senior Vice President,
     ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

SHARE CLASS INFORMATION

     Three classes of shares are authorized for sale by Ginnie Mae: Investor
     Class, Advisor Class and C Class. Two classes of shares are authorized for sale by Government Bond and Short-Term Government: Investor Class and
     Advisor Class. Three classes of shares are authorized for sale by
     Inflation-Adjusted Bond: Investor Class, Institutional Class and Advisor
     Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class and C Class shares are higher than that of Investor Class shares.

     INVESTOR CLASS shares are available for purchase in two ways: 1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

     INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of
     Institutional Class shares is 0.20% less than the unified management fee of
     Investor Class shares.

     ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule
     12b-1 distribution and service fee. The total expense ratio of Advisor
     Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

     C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC)
     of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA or certain
     403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

     If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

     State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

     American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

     The funds file their complete schedule of portfolio holdings with the
     Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the
     SEC's website at sec.gov, and may be reviewed and copied at the SEC's
     Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at
     americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

     The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

     The CITIGROUP 30-YEAR GNMA INDEX is comprised of Government National
     Mortgage Association (GNMA) mortgage-backed securities with an aggregate amount outstanding per coupon of at least $5 billion, an aggregate amount outstanding per origination year of at least $500 million, and a remaining maturity of at least one year.

     The CITIGROUP GNMA INDEX is a market-capitalization-weighted index of 15-
     and 30-year fixed-rate securities backed by mortgage pools of the
     Government National Mortgage Association (GNMA).

     The CITIGROUP TREASURY/MORTGAGE INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $1 billion, and mortgage-backed securities with an aggregate amount outstanding per coupon of at least $5 billion and an aggregate amount outstanding per origination year of at least $500 million. Both the U.S. Treasury and the mortgage-backed securities included in the index must have a remaining maturity of at least one year.

     The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
     capitalization-weighted index that includes fixed-rate Treasury, government- sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

     The CITIGROUP U.S. INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

     The CITIGROUP U.S. TREASURY/AGENCY 1- TO 3-YEAR INDEX is a
     market-capitalization-weighted index that includes fixed-rate U.S. Treasury and government agency issues with maturities between one and three years.

     The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

     The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
     dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S.
     dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

     The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
     dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

------

     The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX
     is the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate
     Index. It covers the mortgage-backed pass-through securities of the
     Government National Mortgage Association (GNMA), the Federal National
     Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation
     (FHLMC).

     The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

     The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES)
     INDEX measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All
     Urban Consumers.

------

NOTES

------

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54179S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                                              March 31, 2007

[photo of spring]

Capital Preservation Fund
Government Agency Money Market Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Capital Preservation and Government Agency Money Market funds for the
12 months ended March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
       U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .  2

CAPITAL PRESERVATION

GOVERNMENT AGENCY MONEY MARKET

FINANCIAL STATEMENTS

      Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . 12
                                                                            13

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of David MacEwen]

By David MacEwen, Chief Investment Officer, Fixed-Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended March 31, 2007. The bulk of the rally followed the Federal Reserve's (the Fed's) decision in August
2006 to stop raising short-term interest rates, its first pause after 17 increases from June 2004 to June 2006. The change in rate policy came in the face of falling energy prices, a weakening economy, and expectations for longer-term inflation containment.

During the reporting period, U.S. gross domestic product growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs. But forecasts of moderate economic growth limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields.

TREASURY YIELD CURVE FELL, REMAINED FLAT

The Treasury yield curve (a graphic representation of bond yields at different maturities) was essentially "flat" at the start of the reporting period, when yields on two- and 10-year Treasurys were 4.82% and 4.85%, respectively.
Expectations of slower economic growth and Fed rate cuts at the short end of the curve helped bring yields down modestly across the curve. And despite some volatility during the period, the curve maintained its relatively flat shape, ending March 2007 with yields of 4.58% and 4.65% on two- and 10-year
Treasurys, respectively.

CORPORATES AND MBS OUTPACED TREASURYS AND TIPS

Corporate bonds generally delivered the strongest results of the period as moderate economic growth, the flat Treasury yield curve, and a relatively low yield environment guided investors to higher-risk, higher-yielding securities.
Mortgage-backed securities (MBS) also outperformed the broad market.
Meanwhile, Treasury securities lagged as yield-seeking investors looked elsewhere in the market. Inflation-linked securities also underperformed, reflecting market and Fed beliefs that longer-term inflation pressures would remain contained.

U.S. Fixed-Income Total Returns
-----------------------------------------------------------------
For the 12 months ended March 31, 2007
-----------------------------------------------------------------
TREASURY SECURITIES
3-Month Bill                                               5.10%
2-Year Note                                                4.97%
5-Year Note                                                5.60%
10-Year Note                                               5.82%
30-Year Bond                                               5.39%

LEHMAN BROTHERS U.S. BOND MARKET INDICES
Corporate High-Yield                                      11.58%
Corporate (investment-grade)                               7.10%
Fixed-Rate Mortgage-Backed                                 6.94%
Aggregate (multi-sector)                                   6.59%
Agency                                                     6.14%
Treasury                                                   5.87%
Treasury Inflation-Protected (TIPS)                        5.30%
-----------------------------------------------------------------

------
2

PERFORMANCE
Capital Preservation

Total Returns as of March 31, 2007
-----------------------------------------------------------------------------------------------
                                                Average Annual Returns
                                      --------------------------------------------
                                                                       Since         Inception
                          1 year        5 years       10 years       Inception         Date
-----------------------------------------------------------------------------------------------

INVESTOR CLASS             4.59%         2.10%          3.34%          4.75%         10/13/72

90-DAY U.S. TREASURY
BILL INDEX                 4.83%         2.51%          3.58%         6.20%(1)          --

LIPPER U.S. TREASURY
MONEY MARKET FUNDS
AVERAGE RETURN(2)          4.37%         1.86%          3.13%         5.80%(3)          --

Fund's Lipper Ranking
among U.S. Treasury
Money Market Funds(2)    20 of 85       10 of 74       8 of 53       1 of 1(3)          --
-----------------------------------------------------------------------------------------------

(1)  Since 9/30/72, the date nearest the Investor Class's inception for which data are available.

(2)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3)  Since 10/31/72, the date nearest the Investor Class's inception for which data are available.

Portfolio Composition by Maturity
---------------------------------------------------------
                        % of fund           % of fund
                        investments         investments
                           as of               as of
                          3/31/07             9/30/06
---------------------------------------------------------
1-30 days                   55%                  8%
31-90 days                  30%                 38%
91-180 days                 12%                 54%
More than 180 days           3%                  --
---------------------------------------------------------

Yields as of March 31, 2007
--------------------------------------------
7-Day Current Yield
--------------------------------------------
Investor Class                        4.67%
--------------------------------------------
7-Day Effective Yield
--------------------------------------------
Investor Class                        4.78%
--------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Capital Preservation

Portfolio Managers: Lynn Paschen and Steven Permut

PERFORMANCE SUMMARY

     Capital Preservation returned 4.59% for the 12 months ended March 31, 2007, surpassing the 4.37% average return of the 85 funds in Lipper Inc.'s U.S.
     Treasury money market funds category. The portfolio's return for the reporting period ranked in the top quarter of the Lipper category, and its longer-term returns were in the top 15% of the Lipper group (see the previous page).

MONEY MARKET RATES HELD STEADY

     Money market rates rose modestly during the reporting period, with virtually all of the increase occurring in the first few months of the period. The Federal Reserve (the Fed) raised short-term interest rates in
     May and June 2006, the final two in a series of 17 rate hikes in a two-year period. Since then, the Fed has held its federal funds rate target steady at 5.25%--its highest level in six years--as U.S. economic growth cooled off.

     The three-month Treasury bill yield--a common benchmark for money market rates--tracked the federal funds rate during the reporting period. The three-month T-bill yield rose from 4.63% at the beginning of the period to
     5.01% by the end of June 2006, then fluctuated in a narrow range for the next nine months, finishing the period at 5.04%.

PORTFOLIO STRATEGY

     Capital Preservation's seven-day current yield increased from 3.98% to
     4.67% during the reporting period, ending at its highest point since March
     2001.

     Early in the period, we positioned the portfolio with a relatively short weighted average maturity (WAM) of 50 to 60 days, which allowed its yield to reflect the Fed's rate hikes more quickly. We shifted to a longer WAM in the fall of 2006, extending out as far as 85 days when it became clear that any more Fed rate changes might be on hold indefinitely. Please note that the WAM reflects the economic impact of the fund's buy/sell transactions, in which we buy Treasury bills and then agree to sell them back the following day at a specific price. However, the buy/sell transactions do not result in individual security positions on the fund's schedule of investments.

     In the last six months, we returned to a shorter average maturity, lowering it to 35 days near the end of the reporting period. This positioning reflected the inverted yield relationship in the Treasury bill market, where increased issuance of shorter-term securities (maturing in three months or less) caused them to have higher yields than longer-term securities (maturing in six months to a year). To take advantage of this yield inversion, we continued to use buy/sell back transactions.

STARTING POINT FOR NEXT REPORTING PERIOD

     Based on federal funds rate futures, the market expects the Fed to cut short-term interest rates before the end of this year, possibly as early as
     August. In its most recent policy statement, the Fed reiterated that inflation remains its primary concern. Consequently, inflation readings in the coming months will likely dictate the Fed's next course of action.

------
4

SCHEDULE OF INVESTMENTS
Capital Preservation

MARCH 31, 2007

-------------------------------------------------------------------------------
Principal Amount                                                         Value
-------------------------------------------------------------------------------
U.S. Treasury Bills(1) -- 85.1%
-------------------------------------------------------------------------------
        $100,000,000  U.S. Treasury Bills, 5.14%, 4/5/07          $ 99,942,945
         356,000,000  U.S. Treasury Bills, 5.10%, 4/12/07          355,445,298
         102,500,000  U.S. Treasury Bills, 5.08%, 4/16/07          102,283,018
         342,000,000  U.S. Treasury Bills, 5.07%, 4/19/07          341,133,734
         355,500,000  U.S. Treasury Bills, 5.05%, 4/26/07          354,248,397
         108,000,000  U.S. Treasury Bills, 4.98%, 5/3/07           107,520,848
           2,500,000  U.S. Treasury Bills, 4.96%, 5/10/07            2,486,848
         100,000,000  U.S. Treasury Bills, 4.98%, 5/17/07           99,357,789
         105,000,000  U.S. Treasury Bills, 4.91%, 5/24/07          104,241,128
         100,000,000  U.S. Treasury Bills, 4.92%, 5/31/07           99,179,999
         100,000,000  U.S. Treasury Bills, 4.97%, 6/7/07            99,075,586
         100,000,000  U.S. Treasury Bills, 4.87%, 6/14/07           98,998,430
         100,000,000  U.S. Treasury Bills, 4.89%, 6/21/07           98,897,274
           4,500,000  U.S. Treasury Bills, 4.97%, 7/26/07            4,427,971
          25,000,000  U.S. Treasury Bills, 4.96%, 8/23/07           24,504,500
-------------------------------------------------------------------------------
Principal Amount                                                         Value
-------------------------------------------------------------------------------
        $100,000,000  U.S. Treasury Bills, 4.91%, 9/13/07         $ 97,748,667
          75,000,000  U.S. Treasury Bills, 4.90%, 9/20/07           73,244,167
         100,000,000  U.S. Treasury Bills, 4.86%, 9/27/07           97,585,489
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS                                        2,260,322,088
-------------------------------------------------------------------------------
U.S. Treasury Notes(1) -- 4.8%
-------------------------------------------------------------------------------

          50,000,000  U.S. Treasury Notes, 3.625%, 4/30/07          49,941,532
          80,000,000  U.S. Treasury Notes, 3.00%, 11/15/07          79,031,312
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY NOTES                                          128,972,844
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 89.9%                             2,389,294,932
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 10.1%                              267,691,025
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      $2,656,985,957
===============================================================================

Notes to Schedule of Investments

(1)  The rates for U.S. Treasury Bills are the yield to maturity at purchase.
     The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

------
5

PERFORMANCE
Government Agency Money Market

Total Returns as of March 31, 2007
-----------------------------------------------------------------------------------------------------------
                                                               Average Annual Returns
                                                         --------------------------------
                                                                                    Since         Inception
                                           1 year       5 years     10 years      Inception         Date
-----------------------------------------------------------------------------------------------------------

INVESTOR CLASS                              4.77%        2.23%       3.50%          4.11%          12/5/89

90-DAY U.S. TREASURY
BILL INDEX                                  4.83%        2.51%       3.58%          4.19%            --

LIPPER U.S. GOVERNMENT MONEY MARKET
FUNDS
AVERAGE RETURN(1)                           4.48%        1.93%       3.27%        3.88%(2)           --

Fund's Lipper Ranking
among U.S. Government Money Market
Funds(1)                                  19 of 120    10 of 101    8 of 73      4 of 34(2)          --

Advisor Class                               4.51%        1.98%         --           2.86%          4/12/99
-----------------------------------------------------------------------------------------------------------

(1)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2)  Since 12/31/89, the date nearest the Investor Class's inception for which data are available.

Portfolio Composition by Maturity
---------------------------------------------------------------------
                                     % of fund           % of fund
                                    investments         investments
                                       as of               as of
                                      3/31/07             9/30/06
---------------------------------------------------------------------
1-30 days                               44%                 47%
31-90 days                              32%                 34%
91-180 days                             23%                 16%
More than 180 days                       1%                  3%
---------------------------------------------------------------------

Yields as of March 31, 2007
---------------------------------------------------------------------
7-Day Current Yield
---------------------------------------------------------------------
Investor Class                                             4.80%
Advisor Class                                              4.55%
---------------------------------------------------------------------
7-Day Effective Yield
---------------------------------------------------------------------
Investor Class                                             4.91%
Advisor Class                                              4.65%
---------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
6

PORTFOLIO COMMENTARY
Government Agency Money Market

Portfolio Managers: Denise Latchford and Steven Permut

PERFORMANCE SUMMARY

     Government Agency Money Market returned 4.77%* for the 12 months ended
     March 31, 2007, outpacing the 4.48% average return of the 120 funds in
     Lipper Inc.'s U.S. government money market funds category. The portfolio's return for the reporting period ranked in the top 16% of the Lipper category, and its longer-term returns were in the top 12% of the Lipper group (see the previous page).

MONEY MARKET RATES HELD STEADY

     Money market rates rose modestly during the reporting period, with virtually all of the increase occurring in the first few months of the period. The Federal Reserve (the Fed) raised short-term interest rates in
     May and June 2006, the final two in a series of 17 rate hikes in a two-year period. Since then, the Fed has held its federal funds rate target steady at 5.25%--its highest level in six years--as U.S. economic growth cooled off.

     The three-month Treasury bill yield--a common benchmark for money market rates--tracked the federal funds rate during the reporting period. The three-month T-bill yield rose from 4.63% at the beginning of the period to
     5.01% by the end of June 2006, then fluctuated in a narrow range for the next nine months, finishing the period at 5.04%.

PORTFOLIO STRATEGY

     Government Agency Money Market's seven-day current yield increased from
     4.17% to 4.80% during the reporting period. The portfolio's yield peaked at
     4.83%, its highest point since March 2001.

     The portfolio's average maturity ranged between 40 and 60 days for most of the reporting period. We kept the average maturity toward the shorter end of the range early in the period to more quickly reflect the Fed's rate hikes. We also maintained a relatively short average maturity in the last six months, taking advantage of the inverted yield relationship among government money market securities. Increased issuance of shorter-term securities (maturing in three months or less) caused them to have higher yields than longer-term securities (maturing in six months to a year).

     To take advantage of this yield inversion, we used buy/sell back transactions, in which we buy Treasury bills and then agree to sell them back the following day at a specific price.

STARTING POINT FOR NEXT REPORTING PERIOD

     Based on federal funds rate futures, the market expects the Fed to cut short-term interest rates before the end of this year, possibly as early as
     August. In its most recent policy statement, the Fed reiterated that inflation remains its primary concern. Consequently, inflation readings in the coming months will likely dictate the Fed's next course of action.

*All fund returns referenced in this commentary are for Investor Class shares.

------
7

SCHEDULE OF INVESTMENTS

Government Agency Money Market

MARCH 31, 2007
-------------------------------------------------------------------------------
Principal Amount                                                         Value
-------------------------------------------------------------------------------
U.S. Government Agency Securities -- 72.7%
-------------------------------------------------------------------------------
        $5,000,000  FFCB, 3.16%, 5/7/07                            $ 4,989,326
         1,500,000  FFCB, 3.25%, 6/15/07                             1,494,096
         3,475,000  FFCB, 2.75%, 6/18/07                             3,456,994
        16,000,000  FFCB, VRN, 5.17%, 4/3/07,
                    resets weekly off the 3-month
                    T-Bill plus 0.10% with no caps                  15,999,453
        33,475,000  FHLB, 4.25%, 4/16/07                            33,460,111
         1,700,000  FHLB, 4.50%, 4/17/07                             1,699,476
        37,000,000  FHLB, 3.39%, 4/26/07                            36,952,854
        36,705,000  FHLB, 4.50%, 5/11/07                            36,675,124
         1,025,000  FHLB, 2.625%, 5/15/07                            1,021,771
         3,610,000  FHLB, 3.50%, 5/15/07                             3,602,494
        20,425,000  FHLB, 3.75%, 5/15/07                            20,386,056
         1,885,000  FHLB, 4.875%, 5/15/07                            1,884,059
         5,930,000  FHLB, 3.875%, 6/8/07                             5,913,726
         9,910,000  FHLB, 4.00%, 6/13/07                             9,884,779
         3,890,000  FHLB, 3.625%, 6/20/07                            3,875,736
         1,170,000  FHLB, 3.01%, 6/25/07                             1,163,912
         6,035,000  FHLB, 4.625%, 7/11/07                            6,023,382
        54,010,000  FHLB, 4.625%, 7/18/07                           53,909,917
         3,015,000  FHLB, 2.30%, 7/24/07                             2,987,299
           300,000  FHLB, 3.17%, 7/27/07                               298,004
         6,075,000  FHLB, 4.625%, 8/8/07                             6,060,362
         2,410,000  FHLB, 3.125%, 8/15/07                            2,391,195
           920,000  FHLB, 6.50%, 8/15/07                               924,009
           700,000  FHLB, 6.75%, 8/15/07                               703,657
         5,520,000  FHLB, 4.875%, 8/22/07                            5,511,459
           925,000  FHLB, 3.75%, 8/24/07                               919,450
         1,570,000  FHLB, 3.375%, 9/14/07                            1,556,712
         1,000,000  FHLB, 3.00%, 12/28/07                              984,640
         5,000,000  FHLB, 5.30%, 2/15/08                             5,000,000
        16,500,000  FHLB, VRN, 5.22%, 4/4/07,
                    resets weekly off the 3-month
                    T-Bill plus 0.15% with no caps                  16,493,208
        15,000,000  FHLB, VRN, 5.22%, 4/4/07,
                    resets quarterly off the
                    3-month LIBOR minus 0.14%
                    with no caps                                    15,000,000
        38,500,000  FHLB, VRN, 5.24%, 4/4/07,
                    resets weekly off the 3-month
                    T-Bill plus 0.17% with no caps                  38,499,077
        75,000,000  FHLB, VRN, 5.27%, 4/4/07,
                    resets weekly off the 3-month
                    T-Bill plus 0.20% with no caps                  75,000,000
        10,000,000  FHLB, VRN, 5.20%, 4/10/07,
                    resets quarterly off the
                    3-month LIBOR minus 0.16%
                    with no caps                                     9,998,001
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES                            424,720,339
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Principal Amount                                                         Value
-------------------------------------------------------------------------------
U.S. Government Agency
Discount Notes(1) -- 26.2%
-------------------------------------------------------------------------------

         $ 198,000  FFCB Discount Notes,
                    5.15%, 6/18/07                                   $ 195,791
        26,000,000  FFCB Discount Notes,
                    5.09%, 7/20/07                                  25,596,024
         3,000,000  FFCB Discount Notes,
                    5.10%, 7/25/07                                   2,951,125
         3,000,000  FHLB Discount Notes,
                    5.12%, 4/9/07                                    2,996,586
           689,000  FHLB Discount Notes,
                    5.19%, 4/11/07                                     688,008
        10,000,000  FHLB Discount Notes,
                    5.16%, 4/20/07                                   9,972,793
           943,000  FHLB Discount Notes,
                    5.17%, 4/30/07                                     939,073
        11,092,000  FHLB Discount Notes,
                    5.14%, 5/2/07                                   11,042,930
           500,000  FHLB Discount Notes,
                    5.17%, 5/11/07                                     497,128
           100,000  FHLB Discount Notes,
                    5.19%, 5/14/07                                      99,380
        24,450,000  FHLB Discount Notes,
                    5.15%, 5/16/07                                  24,292,733
        37,500,000  FHLB Discount Notes,
                    5.15%, 5/23/07                                  37,221,203
         1,400,000  FHLB Discount Notes,
                    5.15%, 5/25/07                                   1,389,185
         1,200,000  FHLB Discount Notes,
                    5.16%, 6/1/07                                    1,189,510
           100,000  FHLB Discount Notes,
                    5.17%, 6/15/07                                      98,922
         5,600,000  FHLB Discount Notes,
                    5.125%, 6/22/07                                  5,534,628
         7,000,000  FHLB Discount Notes,
                    5.13%, 6/27/07                                   6,913,218
         9,000,000  FHLB Discount Notes,
                    5.13%, 6/29/07                                   8,885,858
        12,500,000  FHLB Discount Notes,
                    5.08%, 7/11/07                                  12,321,777
           399,000  FHLB Discount Notes,
                    5.14%, 7/13/07                                     393,132
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES                        153,219,004
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.9%                               577,939,343
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                 6,490,796
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $584,430,139
===============================================================================

------
8

Government Agency Money Market

Notes to Schedule of Investments
-------------------------------------------------------------------------------
FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2007.

(1) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
9

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

     Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and
     redemption/exchange fees; and (2) ongoing costs, including management fees;
     distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars)
     of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

     The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31,
     2007.

ACTUAL EXPENSES

     The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by
     $1,000 = 8.6), then multiply the result by the number under the heading
     "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     If you hold Investor Class shares of any American Century fund, or
     Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS
     (including American Century Brokerage accounts) registered under your
     Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education
     Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-,
     SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American
     Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5%
     hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
10

--------------------------------------------------------------------------------------------------------------
                                                                  Expenses Paid During
                        Beginning Account      Ending Account       Period* 10/1/06 -     Annualized Expense
                          Value 10/1/06         Value 3/31/07            3/31/07                Ratio*
--------------------------------------------------------------------------------------------------------------
Capital Preservation Shareholder Fee Example
--------------------------------------------------------------------------------------------------------------
ACTUAL
Investor Class                $1,000              $1,023.30               $2.37                  0.47%
HYPOTHETICAL
Investor Class                $1,000              $1,022.59               $2.37                  0.47%
--------------------------------------------------------------------------------------------------------------
Government Agency Money Market Shareholder Fee Example
--------------------------------------------------------------------------------------------------------------
ACTUAL
Investor Class                $1,000              $1,024.00               $2.37                  0.47%
Advisor Class                 $1,000              $1,022.70               $3.63                  0.72%
HYPOTHETICAL
Investor Class                $1,000              $1,022.59               $2.37                  0.47%
Advisor Class                 $1,000              $1,021.34               $3.63                  0.72%
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
11

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
-------------------------------------------------------------------------------------------------------
                                                                  Capital                Government
                                                                Preservation               Agency
-------------------------------------------------------------------------------------------------------
ASSETS

Investment securities, at value (amortized cost and
cost for federal income tax purposes)                          $2,389,294,932           $577,939,343

Cash                                                                4,942,755              2,303,019

Receivable for investments sold                                   260,143,206                     --

Interest receivable                                                 3,676,617              4,423,063
                                                               ----------------------------------------
                                                                2,658,057,510            584,665,425
                                                               ----------------------------------------

LIABILITIES

Accrued management fees                                            1,057,887                225,896

Distribution fees payable                                                 --                  4,695

Service fees payable                                                      --                  4,695

Dividends payable                                                     13,666                     --
                                                              -----------------------------------------
                                                                   1,071,553                235,286
                                                              -----------------------------------------

NET ASSETS                                                    $2,656,985,957           $584,430,139
                                                              =========================================

NET ASSETS CONSIST OF:

Capital paid in                                               $2,656,960,450           $584,443,179

Accumulated undistributed net realized gain (loss)
on investment transactions                                            25,507               (13,040)
                                                              -----------------------------------------
                                                              $2,656,985,957           $584,430,139
                                                              =========================================

INVESTOR CLASS
Net assets                                                    $2,656,985,957           $560,612,377
Shares outstanding                                             2,656,960,450            560,624,371
Net asset value per share                                              $1.00                  $1.00

ADVISOR CLASS
Net assets                                                               N/A            $23,817,762
Shares outstanding                                                       N/A             23,817,904
Net asset value per share                                                N/A                  $1.00

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007
-------------------------------------------------------------------------------------------------------
                                                                  Capital                Government
                                                                Preservation               Agency
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                        $130,567,412            $27,668,047
                                                                ---------------------------------------

EXPENSES:

Management fees                                                   12,376,879              2,486,183

Distribution fees -- Advisor Class                                        --                 45,779

Service fees -- Advisor Class                                             --                 45,779

Trustees' fees and expenses                                          101,973                 20,550

Other expenses                                                         5,398                     --
                                                                ---------------------------------------
                                                                  12,484,250              2,598,291
                                                                ---------------------------------------

NET INVESTMENT INCOME (LOSS)                                     118,083,162             25,069,756
                                                                ---------------------------------------

NET REALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS                                           359,197                   (23)
                                                                ------------            -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $118,442,359            $25,069,733
                                                                =======================================

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
---------------------------------------------------------------------------------------------------------------
                                            Capital Preservation                      Government Agency
Increase (Decrease) in Net Assets       2007                   2006               2007                2006
---------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income
(loss)                            $ 118,083,162           $ 80,482,895       $ 25,069,756        $ 15,885,143

Net realized gain (loss)                359,197               (92,042)               (23)               (138)
                                 ------------------------------------------------------------------------------

Net increase (decrease)
in net assets resulting
from operations                     118,442,359             80,390,853         25,069,733          15,885,005
                                 ------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:
 Investor
 Class                            (118,083,162)           (80,482,895)       (24,258,610)        (15,450,341)
 Advisor Class                               --                     --          (811,146)           (434,802)

From net realized gains:
 Investor
 Class                                 (26,688)                     --                 --                  --
                                 ------------------------------------------------------------------------------

Decrease in net assets
from distributions                (118,109,850)           (80,482,895)       (25,069,756)        (15,885,143)
                                 ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                          8,939,237          (113,993,592)         81,638,353          11,902,379
                                 ------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                         9,271,746          (114,085,634)         81,638,330          11,902,241

NET ASSETS

Beginning of period               2,647,714,211          2,761,799,845        502,791,809         490,889,568
                                 ------------------------------------------------------------------------------
End of period                    $2,656,985,957         $2,647,714,211       $584,430,139        $502,791,809
                                 ==============================================================================

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Preservation Fund (Capital
Preservation) and Government Agency Money Market Fund (Government Agency)
(collectively, the funds) are two funds in a series issued by the trust. The funds are diversified under Rule 2a-7 of the 1940 Act. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objective by investing in short-term money market securities issued by the
U.S. Treasury that are guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks maximum safety and liquidity and intends to pursue its investment objective by investing in short-term money market securities issued by the U.S. government and its agencies and instrumentalities. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Capital Preservation is authorized to issue the Investor
Class. Government Agency is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------
15

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1370% to 0.2500% and the rates for the
Complex Fee (Investor Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended
March 31, 2007, the effective annual Investor Class management fee for the funds was 0.48% and the effective annual Advisor Class management fee for
Government Agency was 0.23%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended March 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

JPMorgan Chase Bank is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Capital Preservation
----------------------------------------------------------------------------------------------------------
                                Year ended March 31, 2007                       Year ended March 31, 2006
                           Shares                  Amount                  Shares                  Amount
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Sold                  983,014,646           $ 983,014,646           1,031,251,888          $1,031,251,888
Issued in
reinvestment of
distributions         113,736,579             113,736,579              78,257,468              78,257,468
Redeemed          (1,087,811,988)         (1,087,811,988)         (1,223,502,948)         (1,223,502,948)
                  ----------------------------------------------------------------------------------------
Net increase
(decrease)              8,939,237             $ 8,939,237           (113,993,592)          $(113,993,592)
                  ========================================================================================

------
16

Government Agency Money Market
-------------------------------------------------------------------------------------------------------------
                                          Year ended March 31, 2007                 Year ended March 31, 2006
                                        Shares               Amount               Shares               Amount
-------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Sold                               303,426,243        $ 303,426,243          246,368,848        $ 246,368,848
Issued in reinvestment
of distributions                    23,636,034           23,636,034           15,192,805           15,192,805
Redeemed                         (252,270,631)        (252,270,631)        (254,149,656)        (254,149,656)
                                 ----------------------------------------------------------------------------
                                    74,791,646           74,791,646            7,411,997            7,411,997
                                 ----------------------------------------------------------------------------
ADVISOR CLASS
Sold                                20,939,596           20,939,596           18,109,211           18,109,211
Issued in reinvestment
of distributions                       805,557              805,557              434,280              434,280
Redeemed                          (14,898,446)         (14,898,446)         (14,053,109)         (14,053,109)
                                 ----------------------------------------------------------------------------
                                     6,846,707            6,846,707            4,490,382            4,490,382
                                 ----------------------------------------------------------------------------
Net increase (decrease)             81,638,353         $ 81,638,353           11,902,379         $ 11,902,379
                                 ============================================================================

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of March 31, 2007, Capital Preservation and Government Agency have net tax appreciation of investments of $25,507 and $-, respectively.

Following are the capital loss carryovers and capital loss deferral amounts at
March 31, 2007:

--------------------------------------------------------------------------------
                               Capital Preservation           Government Agency
--------------------------------------------------------------------------------
Accumulated capital losses              --                        $(13,028)
Capital loss deferral                   --                          $(12)
--------------------------------------------------------------------------------

The accumulated capital losses listed above for Government Agency represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for
Government Agency expire as follows:

---------------------------------------------------------------------------
                            2012            2013           2014        2015
---------------------------------------------------------------------------
Government Agency        $(10,414)        $(2,278)        $(316)      $(20)
---------------------------------------------------------------------------

The capital loss deferral listed above for Government Agency represents net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

5. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
17

6. SUBSEQUENT EVENTS

On December 8, 2006, the Board of Trustees approved a plan of reorganization
(the "Reorganization"), pursuant to which Capital Preservation will acquire all of the assets of Government Agency in exchange for shares of equal value of Capital Preservation and the assumption by Capital Preservation of substantially all liabilities of Government Agency. The Reorganization is expected to occur on or around August 31, 2007. In addition, on March 8, 2007, the Board of Trustees approved for the Advisor Class of Government Agency to be liquidated on or before August 31, 2007.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Capital Preservation hereby designates $26,688 of qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended March 31, 2007.

------
18

FINANCIAL HIGHLIGHTS

Capital Preservation

Investor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31

                                     2007             2006             2005             2004             2003
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $1.00            $1.00            $1.00            $1.00            $1.00
                                 -----------------------------------------------------------------------------

Income From Investment
Operations

 Net Investment Income               0.04             0.03             0.01             0.01             0.01
                                 -----------------------------------------------------------------------------
Distributions

 From Net Investment Income        (0.04)           (0.03)           (0.01)           (0.01)           (0.01)
                                 -----------------------------------------------------------------------------

Net Asset Value, End of
Period                              $1.00            $1.00            $1.00            $1.00            $1.00
                                 =============================================================================

TOTAL RETURN(1)                     4.59%            3.06%            1.14%            0.60%            1.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               0.48%            0.48%            0.48%            0.48%            0.48%

Ratio of Net Investment
Income to Average Net
Assets                              4.50%            3.01%            1.12%            0.59%            1.18%

Net Assets, End of
Period (in thousands)          $2,656,986       $2,647,714       $2,761,800       $2,928,299       $3,270,852
--------------------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
19

Government Agency Money Market

Investor Class
--------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31

                                     2007             2006             2005             2004             2003
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $1.00            $1.00            $1.00            $1.00            $1.00
                                 -----------------------------------------------------------------------------

Income From Investment
Operations

 Net Investment Income               0.05          0.03                0.01             0.01             0.01
                                 -----------------------------------------------------------------------------

Distributions

 From Net Investment Income        (0.05)        (0.03)              (0.01)           (0.01)           (0.01)
                                 -----------------------------------------------------------------------------

Net Asset Value, End of
Period                             $1.00         $1.00                $1.00            $1.00            $1.00
                                 =============================================================================

TOTAL RETURN(1)                    4.77%         3.27%                1.27%            0.67%            1.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                 0.48%         0.48%                0.48%            0.48%            0.48%

Ratio of Net Investment Income to
Average Net Assets                 4.67%         3.22%                1.26%            0.67%            1.24%

Net Assets, End of Period (in
thousands)                      $560,612      $485,821             $478,409         $489,633         $591,702
--------------------------------------------------------------------------------------------------------------

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
20

Government Agency Money Market

Advisor Class
---------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Years Ended March 31

                                                    2007         2006         2005       2004       2003
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period               $1.00        $1.00         $1.00      $1.00      $1.00
                                                  -------------------------------------------------------

Income From Investment Operations

 Net Investment Income                              0.04         0.03          0.01      --(1)       0.01
                                                  -------------------------------------------------------

Distributions

 From Net Investment Income                       (0.04)       (0.03)        (0.01)      --(1)     (0.01)
                                                 --------------------------------------------------------
Net Asset Value, End of Period                     $1.00        $1.00         $1.00      $1.00      $1.00
                                                 ========================================================

TOTAL RETURN(2)                                    4.51%        3.01%         1.02%      0.42%      0.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                             0.73%        0.73%         0.73%      0.73%      0.73%

Ratio of Net Investment Income to Average Net
Assets                                             4.42%        2.97%         1.01%      0.42%      0.99%

Net Assets, End of Period
(in thousands)                                   $23,818      $16,971       $12,481       $248       $236
---------------------------------------------------------------------------------------------------------

(1)  Per-share amount was less than $0.005.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Government Income Trust and
Shareholders of the Capital Preservation Fund and the Government Agency Money
Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital
Preservation Fund and the Government Agency Money Market Fund (two of the six
funds comprising the American Century Government Income Trust, hereafter referred to as the "Funds") at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 16, 2007

------
22

MANAGEMENT

     The individuals listed below serve as trustees or officers of the funds.
     Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in,
     American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
     Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the
     funds' transfer agent, American Century Services, LLC (ACS).

     The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

     All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
     Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of
     ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

     JONATHAN S. THOMAS
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1963
     POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and
     President (since 2007)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
     Officer, ACC (March 2007 to present), Chief Administrative Officer, ACC
     (February 2006 to February 2007); Executive Vice President, ACC (November
     2005 to February 2007). Also serves as: President, Chief Executive Officer and Director, ACS; Executive Vice President, ACIM and ACGIM; Director,
     ACIM, ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan
     Stanley (March 2000 to November 2005)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

     JOHN FREIDENRICH
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1937
     POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
     Management Company, LLC (April 2004 to present); Partner and Founder, Bay
     Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware
     & Freidenrich (1968 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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23

     RONALD J. GILSON
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1946
     POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
     (since 2005)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
     Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
     Professor of Law and Business, Columbia University School of Law (1992 to
     present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

     KATHRYN A. HALL
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1957
     POSITION(S) HELD WITH FUNDS: Trustee (since 2001)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
     Executive Officer and Chief Investment Officer, Offit Hall Capital
     Management, LLC (April 2002 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

     PETER F. PERVERE
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1947
     POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice
     President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

     MYRON S. SCHOLES
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1941
     POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
     Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
     present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
     School of Business (1996 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
     (investment advisor, 1982 to present); Director, Chicago Mercantile
     Exchange (2000 to present)

     JOHN B. SHOVEN
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1947
     POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics,
     Stanford University (1973 to present)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992
     to present)

     JEANNE D. WOHLERS
     1665 Charleston Road, Mountain View, CA 94043
     YEAR OF BIRTH: 1945
     POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
     Windy Hill Productions, LP (educational software)
     NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
     OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
24

OFFICERS

     MARYANNE ROEPKE
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1956
     POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and
     Senior Vice President (since 2000)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer,
     ACIM, ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC
     (January 1995 to August 2006); Treasurer and Chief Financial Officer,
     various American Century funds (July 2000 to August 2006); Also serves as:
     Senior Vice President, ACS

     CHARLES A. ETHERINGTON
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1957
     POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
     President (since 2006)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
     2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
     Senior Vice President, ACIM, ACGIM and ACS

     ROBERT LEACH
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1966
     POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
     Officer (all since 2006)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
     2000 to present) and Controller, various American Century funds (1997 to
     September 2006)

     C. JEAN WADE
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1964
     POSITION(S) HELD WITH FUNDS: Controller (since 1996)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
     2000 to present)

     JON ZINDEL
     4500 Main Street, Kansas City, MO 64111
     YEAR OF BIRTH: 1967
     POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and
     Chief Accounting Officer, ACC (March 2007 to present); Vice President, ACC
     (October 2001 to present); Vice President, certain ACC subsidiaries
     (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April
     1998 to August 2006). Also serves as: Chief Financial Officer, Chief
     Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS and other
     ACC subsidiaries; and Chief Accounting Officer and Senior Vice President,
     ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

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25

SHARE CLASS INFORMATION

     One class of shares is authorized for sale by Capital Preservation:
     Investor Class. Two classes of shares are authorized for sale by Government
     Agency: Investor Class and Advisor Class. The expense ratio for Advisor
     Class shares is higher than that of Investor Class shares.

     INVESTOR CLASS shares are available for purchase in two ways: 1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

     ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule
     12b-1 distribution and service fee. The total expense ratio of Advisor
     Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

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26

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA or certain
     403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

     If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

     State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

     American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

     The funds file their complete schedule of portfolio holdings with the
     Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the
     SEC's website at sec.gov, and may be reviewed and copied at the SEC's
     Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at
     americancentury.com and, upon request, by calling 1-800-345-2021.

------
27

INDEX DEFINITIONS

     The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

     The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

     The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

     The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
     dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
     dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

     The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S. dollar-
     denominated, non-investment grade, fixed-rate, taxable corporate bond market.

     The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX
     is the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate
     Index. It covers the mortgage-backed pass-through securities of the
     Government National Mortgage Association (GNMA), the Federal National
     Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation
     (FHLMC).

     The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

     The LEHMAN BROTHERS U.S. TIPS (TREASURY INFLATION-PROTECTED SECURITIES)
     INDEX measures the performance of coupon-bearing fixed-income securities that adjust for inflation, as measured by the Consumer Price Index for All
     Urban Consumers.

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28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-ANN-54178S

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $97,565*
         FY 2007:  $116,294

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $19,331*
         FY 2007:  $19,331

         These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the
         registrant's audit committee.   Pursuant to paragraph (c)(7)(ii) of
         Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $218,664*
         FY 2007:  $187,978

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X.  The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

* Revised to reflect subsequent adjustments to figure reported in Registrant's previous annual filing on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY GOVERNMENT INCOME TRUST

By:   /s/ Jonathan S. Thomas
     -------------------------------------------------
     Name:   Jonathan S. Thomas
     Title:  President

Date:    May 30, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Jonathan S. Thomas
     -------------------------------------------------
     Name:   Jonathan S. Thomas
     Title:  President
             (principal executive officer)

Date:    May 30, 2007

By:   /s/ Robert J. Leach
     --------------------------------------------------
     Name:   Robert J. Leach
     Title:  Vice President, Treasurer, and
             Chief Financial Officer
             (principal financial officer)

Date:    May 30, 2007